PROXY STATEMENT PURSUANT TO SECTION 14(a)
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Sigma Designs, Inc.

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SIGMA DESIGNS, INC.
Notice of Annual Meeting of Shareholders
To be held August 20, 2015

July 10, 2015

To the Shareholders of Sigma Designs, Inc.:

The Annual Meeting of Shareholders of Sigma Designs, Inc., a California corporation (the “Company”), will be held at our principal executive offices located at 47467 Fremont Blvd., Fremont, California 94538 on August 20, 2015 at 2:00 p.m., Pacific Daylight Time, for the following purposes:

1.	To elect five directors;
2.	To approve the 2015 Employee Stock Purchase Plan;
3.	To approve the 2015 Stock Incentive Plan;
4.	To ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for fiscal year 2016; and
5.	To hold an advisory vote on our executive compensation for our named executive officers (the “say-on-pay vote”).

We will also transact any other business that may properly come before the Annual Meeting or at any adjournments or postponements of the Annual Meeting.

Shareholders of record as of the close of business on July 1, 2015 are entitled to notice of, and to vote at, the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Pursuant to Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the internet, we have elected to deliver our proxy materials to our shareholders via the internet. This process allows us to provide shareholders with the information they need, while at the same time lowering the cost of delivery. On or about July 10, 2015, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders containing instructions on how to access our 2015 Proxy Statement and fiscal 2015 Annual Report to Stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. The Notice will also serve as an admission ticket for a stockholder to attend the 2015 Annual Meeting of Stockholders. Each attendee must present the Notice, or other proper form of documentation, to be admitted.

By Order of the Board of Directors

/s/ Elias Nader

Elias Nader
Secretary

YOUR VOTE IS VERY IMPORTANT

Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy. You may vote over the internet, by telephone or by mail (if you request a paper copy of the proxy materials and wish to vote by mail). Please review the instructions under the section entitled “How do I vote my shares?” of the attached proxy statement regarding each of these voting options.

Sigma Designs, Inc.
PROXY STATEMENT
Annual Meeting of Shareholders
August 20, 2015

This proxy statement is being furnished to shareholders of Sigma Designs, Inc. in connection with the solicitation of proxies by our Board of Directors for use at our 2015 Annual Meeting of Shareholders, which is described below.

INTERNET AVAILABILITY OF ANNUAL MEETING MATERIALS

Under Securities and Exchange Commission (“SEC”) rules, we have elected to make our proxy materials available to our shareholders over the internet, rather than mailing paper copies of those materials to each shareholder. On or about July 10, 2015, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) directing shareholders to a web site where they can access our 2015 Proxy Statement and 2015 Annual Report to Shareholders and view instructions on how to vote via the internet or by phone. If you received the Notice and would like to receive a paper copy of the proxy materials, please follow the instructions printed on the Notice to request that a paper copy be mailed.

References to “the Company,” “we,” “us” or “our” throughout this proxy statement mean Sigma Designs, Inc.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	When and where will the Annual Meeting be held?

The 2015 Annual Meeting of Shareholders will be held on August 20, 2015, at 2:00 p.m., Pacific Time, at our principal executive offices, which are located at 47467 Fremont Blvd., Fremont, California 94538.

Q:	What items will be voted on at the Annual Meeting?

As to all holders of our common stock, the purpose of the Annual Meeting is to:

•	Elect five directors;
•	Approve the 2015 Employee Stock Purchase Plan;
•	Approve the 2015 Stock Incentive Plan;
•	Ratify the appointment of Armanino LLP as our independent registered public accounting firm for fiscal year 2016; and
•	Hold an advisory vote on our executive compensation for our named executive officers.

We will also transact any other business that may properly come before the Annual Meeting or at any adjournments or postponements of the Annual Meeting.

Q:	How does the Board recommend that I vote?

Our Board unanimously recommends that you vote:

•	FOR each director nominee;
•	FOR the approval of the 2015 Employee Stock Purchase Plan;
•	FOR the approval of the 2015 Stock Incentive Plan;
•	FOR the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for fiscal year 2016; and
•	FOR the executive compensation of our named executive officers.

Q:	Who is entitled to vote at the Annual Meeting?

Shareholders who owned shares of our common stock at the close of business on July 1, 2015, the record date for the Annual Meeting, may vote at the Annual Meeting.

Q:	How do I vote my shares?

You may vote your shares in one of several ways, depending upon how you own your shares.

Shares registered directly in your name with Sigma Designs (through our transfer agent, Computershare):

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Via Internet: Go to www.investorvote.com/SIGM and follow the instructions. You will need to enter the Control Number printed on the Notice you received or if you received printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

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In Writing: If you received printed proxy materials in the mail and wish to vote by mail, complete, sign, date, and return the proxy card in the envelope that was provided to you, or provide it or a ballot distributed at the Annual Meeting directly to the Inspector of Election at the Annual Meeting when instructed.

Shares of common stock held in “street” or “nominee” name (through a bank, broker or other nominee):

You may receive a Notice of Internet Availability of Proxy Materials or a separate voting instruction form from your bank, broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone or internet voting will depend on the voting process of the broker or nominee. To vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record.

If you own shares in “street name” through a broker and do not instruct your broker how to vote, your broker may not vote your shares on proposals determined to be “non-routine.” Of the proposals included in this proxy statement, the proposal to ratify the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year 2016 is considered to be “routine.” Each of the other proposals is considered to be a “non-routine” matter. Therefore, if you do not provide your bank, broker or other nominee holding your shares in “street name” with voting instructions, those shares will count for quorum purposes, but will not be counted as shares present and entitled to vote on the other proposals. Therefore, it is important that you provide voting instructions to your bank, broker or other nominee.

Regardless of how you own your shares, if you are a shareholder of record, you may vote by attending the Annual Meeting on August 20, 2015, at 2:00 p.m., Pacific Time, at our principal executive offices, which are located at 47467 Fremont Blvd., Fremont, California 94538. If you hold your shares in “street” or “nominee,” you must obtain a proxy, executed in your favor, from the holder of record to vote in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you vote via the internet, by telephone or return a proxy card by mail, but do not select a voting preference, the persons who are authorized on the proxy card and through the internet and telephone voting facilities to vote your shares will vote:

•	FOR each director nominee;
•	FOR the approval of the 2015 Employee Stock Purchase Plan;
•	FOR the approval of the 2015 Stock Incentive Plan;
•	FOR the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for fiscal year 2016; and
•	FOR the executive compensation of our named executive officers.

Q:	Can I cumulate my votes?

Every shareholder voting in the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are entitled, or distribute such shareholder’s votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. However, no shareholder is entitled to cumulate votes for a particular candidate unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder’s votes. On all other matters, each share has one vote.

If you vote via the internet, by telephone or return a proxy card by mail, but do not select a voting preference, the persons who are authorized on the proxy card and through the internet and telephone voting facilities to vote your shares may vote cumulatively at the Annual Meeting in favor of one or more of the Company’s nominees for director, at the proxy holders’ sole discretion. The proxy holders will not cumulate or cast your votes for any nominee from whom you have withheld authority to vote.

Q:	What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the close of business on the Record Date are represented by shareholders present at the meeting or by proxy. At the close of business on the Record Date, there were 35,738,918 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 17,869,459 shares must be represented by shareholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

Q:	How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For” and “Withhold” votes with respect to the election of directors and, with respect to the proposals other than the election of directors, “For” and “Against” votes, abstentions and broker non-votes.

Q:	How many votes are needed to approve each proposal?

•

For the election of directors, the five nominees receiving the most “For” votes (among the votes properly cast in person or by proxy) will be elected as directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. The election of directors is a matter on which a broker or other nominee is generally not empowered to vote using discretion; and therefore, broker non-votes may exist with respect to the election of directors. However, because the five nominees receiving the most “For” votes (among the votes properly cast in person or by proxy) will be elected as directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified, broker non-votes will have no effect on the outcome of the election of candidates for director. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated as nominees by our Board of Directors or for such lesser number of nominees as may be prescribed by the Board of Directors. Votes cast for the election of any nominee who has become unavailable will be disregarded.

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To be approved, the 2015 Employee Stock Purchase Plan and 2015 Stock Incentive Plan each require a vote that satisfies two criteria: (i) the affirmative vote must constitute a majority of the voting power present or represented by proxy and voting, and (ii) the affirmative vote must constitute a majority of the voting power required to constitute the quorum. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

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To be approved, the ratification of the appointment Armanino LLP as our independent registered public accounting firm for fiscal 2016 requires a vote that satisfies two criteria: (i) the affirmative vote must constitute a majority of the voting power present or represented by proxy and voting, and (ii) the affirmative vote must constitute a majority of the voting power required to constitute the quorum. For purposes of this proposal, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes cast. However, abstentions and broker non-votes will affect the outcome under clause (ii) if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the voting power required to constitute a quorum. The ratification of the appointment of the independent registered public accounting firm for fiscal 2016 is a matter on which a broker or other nominee is generally empowered to vote; and therefore, no broker non-votes are expected to exist with respect to this proposal.

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The say-on-pay vote presented in Proposal 5 is an advisory vote, and therefore, is not binding on the Company, our Compensation Committee or our Board of Directors. We value, however, the opinions of our shareholders and the Compensation Committee will take into account the result of the say-on-pay vote when determining future compensation for our named executive officers.

Q:	May I revoke my proxy?

Yes. You may change your vote after you submit your proxy at any time before the applicable vote at the Annual Meeting by following the procedures below. If you are a shareholder of record, you may revoke your proxy in any one of three ways:

•	you may deliver a written notice of revocation to our Secretary at 47467 Fremont Blvd., Fremont, California 94538;
•	you may submit another properly completed proxy bearing a later date; or
•	you may attend the Annual Meeting and vote in person.

If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by them if you wish to change your vote.

Q:	Whom should I call if I have any questions?

A:    If you have any questions about the Annual Meeting, voting or your ownership of our Common Stock, please call 408-957-9847 or send an e-mail to ir@sigmadesigns.com.

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees

The Board of Directors, upon recommendation of the Corporate Governance and Nominating Committee, proposes the election of five directors of the Company to serve until the next annual meeting of shareholders or thereafter until their successors are duly elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that the Company does not currently anticipate, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy. The number of authorized directors is currently fixed at six, but our Board of Directors has approved a reduction of the authorized number of directors to five effective immediately prior to the Annual Meeting.

Names of the nominees, and certain biographical information as of May 1, 2015, are set forth below:

Name	Age	Position
Tor R. Braham (1)	57	Director
J. Michael Dodson (1)(2)(3)	54	Director
Martin Manniche (2)	47	Director
Pete Thompson (2)(3)	46	Director
Thinh Q. Tran	62	Director, President and Chief Executive Officer

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Corporate Governance and Nominating Committee.

Tor R. Braham joined the Board in June 2014. Mr. Braham served as Managing Director and Global Head, Technology, Mergers and Acquisitions for Deutsche Bank Securities, an international financial service group, from 2004 until 2012. Prior to that, he served as Managing Director and Co-head, West Coast U.S. Technology, Mergers and Acquisitions for Credit Suisse First Boston, an international financial services group, from October 2000 until 2004. Prior to that, Mr. Braham was an investment banker with UBS Securities and a lawyer at a prominent Silicon Valley law firm. Mr. Braham also serves on the board of directors of NetApp, Inc. Mr. Braham earned a B.A. degree in English from Columbia College and a J.D. degree from New York University School of Law.

Mr. Braham brings to our Company extensive financial expertise as well as knowledge of the technology industry. We believe Mr. Braham’s experience as an investment banker and lawyer to technology companies provides Mr. Braham with a strong understanding of the challenges facing technology companies.

J. Michael Dodson has served as a member of our Board of Directors since July 2013 and as our Lead Independent Director since January 2014. Mr. Dodson has served as Chief Operating Officer and Chief Financial Officer of Mattson Technology, Inc., a semiconductor wafer processing equipment manufacturing company, since October 2012 having joined Mattson in October 2011 as Executive Vice President and Chief Financial Officer in October 2011. Prior to joining Mattson, Mr. Dodson served as Senior Vice President and Chief Financial Officer at DDi Corp., a provider of printed circuit board engineering and manufacturing services, from January 2010 until October 2011. Before joining DDi Corp., Mr. Dodson served as the CFO for three global public technology companies and Chief Accounting Officer for an S&P 500 company. Mr. Dodson started his career with Ernst & Young. Mr. Dodson holds a B.B.A. degree from the University of Wisconsin-Madison.

Mr. Dodson’s public company financial and operational experience enables him to provide our Company with valuable financial and executive insights. In addition, Mr. Dodson’s experience within the semiconductor industry provides additional industry experience that can assist the Board in managing the strategic direction of our Company.

Martin Manniche has served as a member of our Board of Directors since February 2014. Mr. Manniche is currently the Chairman and Chief Executive Officer of GreenWave Systems Inc., a technology development and services company, which he co-founded in September 2009. He previously served as Chief Technology Officer at Cisco Consumer Business Group from September 2005 to September 2009. Mr. Manniche also serves on the board of Telechips, a Kosdaq listed company, and has also previously held board positions at Analogix Semiconductor, Inc., Avega Systems Inc. and KiSS Technology A/S.

Mr. Manniche’s industry experience enables him to provide valuable insight that will assist the Board in managing the strategic direction of our Company. In addition, Mr. Manniche’s experience at both established and start-up companies, in addition to service on other company boards, will be valuable as we shape our plans for future growth and profitability.

Pete Thompson has served as a member of our Board of Directors since December 2013. Mr. Thompson has served as Vice President of the Mediaroom Division at Ericsson Corporation since September 2013. Prior to Ericsson, Mr. Thompson held a variety of executive positions with Microsoft Corporation from January 2006 to September 2013, including Corporate Vice President of Mediaroom Business Unit, General Manager of Xbox Live, and General Manager of Surface. Prior to Microsoft, Mr. Thompson held management positions at T-Mobile USA and Hewlett-Packard.  Mr. Thompson previously served on the Board of Directors of Seawell Networks, a Canadian-based company, until it was acquired by Arris Group Inc in April 2014.

Mr. Thompson’s market awareness, knowledge and experience enable him to provide valuable insight to our Company. In addition, his diverse industry background and leadership experience, including operating large business units, will help drive our growth strategy in parallel with our efforts to operate profitably.

Thinh Q. Tran, one of our founders, has served as our President and Chief Executive Officer and as Chairman of our Board of Directors since February 1982. Prior to founding us, Mr. Tran was employed by Amdahl Corporation and Trilogy Systems Corporation, both of which were involved in the IBM-compatible mainframe computer market.

As our President and Chief Executive Officer, a position he has held for over 30 years, Mr. Tran has extensive knowledge of our business, products and operations. During his period of service as our President and Chief Executive Officer, Mr. Tran has established strong relationships with our key customers, suppliers and other industry participants. In addition, Mr. Tran brings significant senior leadership, industry and technology expertise to our Board.

Mark J. Bonney is currently serving as a director but is not standing for reelection at the Annual Meeting. Mr. Bonney’s biographical information is below.

Mark J. Bonney, 61, has served as a member of our Board of Directors since August 2012. Mr. Bonney has served as President and Chief Executive Officer of MRV Communications, a supplier of packet and optical solutions, since December 2014. From August 2014 to December 2014, Mr. Bonney served as Executive Vice President and Chief Financial Officer of MRV Communications. From January 2013 to August 2013, Mr. Bonney served as the President and Chief Executive Officer of On Board Advisors, LLC, a strategic and financial advisory firm. From March 2010 to December 2012, Mr. Bonney served as Executive Vice President and Chief Financial Officer of Direct Brands, Inc., a direct to consumer media company. From February 2008 to March 2010, Mr. Bonney served as Vice President and the General Manager of the Authentication Solutions Group of JDS Uniphase Corporation, an optical technologies and telecommunications firm. From June 2005 until its sale to JDSU in February 2008, Mr. Bonney served as Executive Vice President and Chief Financial Officer of American Bank Note Holographics, Inc., an optical security devices company. Mr. Bonney also served as an outside director and chairman of the audit committee of ABNH from February 2003 until June 2005. From August 1999 to March 2002, Mr. Bonney was President and COO of Axsys Technologies, Inc. a manufacturer of components and subsystems used in aerospace, defense, data storage, medical and other high technology markets. From March 1993 to August 1999, Mr. Bonney was the Chief Financial Officer of Zygo Corporation, a manufacturer of metrology measurement and control systems and optical components. Mr. Bonney also serves as a director of MRV Communications and Zix Corporation. Mr. Bonney received a BS in Business Administration from Central Connecticut State University and a MBA in Finance from the University of Hartford.

There are no family relationships among any of our directors and executive officers.

Vote Required

The five nominees for director receiving the highest number of affirmative votes will be elected as directors. Unless marked to the contrary, proxies received will be voted “For” the nominees, subject to the proxy holders’ ability to cumulate votes, as described above.

The Board of Directors recommends a vote FOR the election of the nominees set forth above as directors of Sigma.

CORPORATE GOVERNANCE AND OTHER MATTERS

Director Independence

The Board of Directors has determined that each of Messrs. Braham, Dodson, Manniche and Thompson is an “independent director” within the meaning of Rule 5605(a)(2) of the NASDAQ Stock Market.

Board Leadership Structure

Our Chairman is responsible for presiding over each Board meeting. The Chairman also serves as liaison between the Chief Executive Officer and the other directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any significant concerns of shareholders or interested parties of which he becomes aware. The Chairman provides advice and counsel to our Chief Executive Officer.

In January 2014, we appointed J. Michael Dodson as our Lead Independent Director. Mr. Dodson, as our Lead Independent Director, performs the functions of the Chairman of the Board, which position is currently vacant.

Board of Directors - Risk Oversight

Companies face a variety of risks, including credit risk, liquidity risk and operational risk. For a detailed discussion of these risks, we encourage you to review our Annual Report on Form 10-K for the fiscal year ended January 31, 2015. The Board of Directors believes an effective risk management system will timely identify the material risks that the Company faces, communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board of Directors or relevant Board of Directors committee, implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and integrate risk management into the Company’s decision-making.

The Board of Directors retains the ultimate oversight over the Company’s risk management. The Board of Directors has designated the Audit Committee to take the active lead in overseeing company-wide risk management, and the Audit Committee makes periodic reports to the Board of Directors regarding briefings provided by management and advisors. The Board of Directors has designated the Compensation Committee to take the lead in overseeing a risk assessment of the Company’s compensation policies and practices to ensure that the Company’s compensation policies and practices do not motivate imprudent risk taking. The Corporate Governance and Nominating Committee is responsible for periodically evaluating the Company’s risk management process and system in light of the nature of the material risks the Company faces and the adequacy of the Company’s policies and procedures designed to address risk, and recommending to the Board of Directors any changes deemed appropriate by the Corporate Governance and Nominating Committee.

In addition to the formal compliance program, the Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board of Directors also continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

Policy Prohibiting Margin Accounts, Pledges and Hedging

We believe that certain types of transactions by our insiders can lead to unintended negative consequences. For example, securities held in a margin account may be sold by a broker without the employee’s consent if the employee fails to meet a margin call. Similarly, securities pledged as collateral for a loan may be sold in foreclosure without the employee’s consent if the employee defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the shareholder is aware of material nonpublic information or otherwise is not permitted to trade in our securities, we require our officers to obtain pre-approval in writing prior to entering into any pledge or margin arrangement. To date, we have not granted approval for any such arrangement.

We have a policy in place that prohibits all employees, including officers, from directly or indirectly selling any equity security of our company if the person selling the security or his principal does not own the security sold, or if owning the security, does not deliver it against such sale within twenty days thereafter, or does not within five days after such sale deposit it in the mail or other usual channels for such a transaction. Generally, a short sale, as defined in our policy, means any transaction whereby one may benefit from a decline in our stock price. While employees who are not executive officers or directors are not prohibited by law from engaging in short sales of our securities, we believe it is inappropriate for any employees to engage in such transactions, and accordingly such transactions are prohibited by our policy. We also prohibit any employee from purchasing or selling, or making any offer to purchase or offer to sell, derivative securities relating to our securities, whether or not issued by us, such as exchange traded options to purchase or sell our securities (so called “puts” and “calls”). This policy does not prohibit the Company from granting derivative securities to our employees, such as options or restricted stock units, nor does it prohibit employees from exercising those derivative securities that are granted to them by the Company.

Board Meetings

The Board of Directors held 11 meetings during fiscal 2015. Each director attended at least 75% of the meetings held by the Board of Directors and of the committees on which such director served during fiscal 2015.

Committees of the Board

The Board of Directors has appointed an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The Board of Directors has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of the NASDAQ Stock Market and Securities and Exchange Commission rules. The Board of Directors has approved a charter for each of these committees that can be found on our website at http://www.sigmadesigns.com under the “Corporate - Governance” heading.

Compensation Committee

The current members of the Compensation Committee are Messrs. Dodson, Manniche and Thompson, each of whom is a non-management member of our Board of Directors. Mr. Thompson is currently the chairperson of the Compensation Committee. We believe that the composition of our Compensation Committee meets the criteria for independence under, and the functioning of our Compensation Committee complies with the applicable requirements of the Sarbanes-Oxley Act of 2002, the current rules of the NASDAQ Stock Market and Securities and Exchange Commission rules and regulations. The Compensation Committee’s primary functions, among others, are to review and make recommendations to the Board of Directors concerning our executive compensation policy, including establishing salaries, incentives and other forms of compensation for the Company’s executive officers, and to oversee a risk assessment of the Company’s compensation policies and practices. The Compensation Committee held six meetings in fiscal 2015. Additional information concerning the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation is set forth under the heading “Compensation Discussion and Analysis.” All of our directors serving on the Compensation Committee attended at least 75% of the meetings held in fiscal 2015.

Audit Committee

The Audit Committee currently consists of Messrs. Bonney, Braham, and Dodson, each of whom is a non-management member of our Board of Directors. Messr. Bonney and Dodson are our audit committee financial experts as currently defined under Securities and Exchange Commission rules. During fiscal 2015, Mr. Bonney served as the chairperson of the Audit Committee. We expect Mr. Bonney to serve as the chairperson of our audit committee until the Annual Meeting. Following the Annual Meeting, our Board will appoint a new chairperson of the Audit Committee as well as a new member from our then current independent directors. The Audit Committee’s primary functions, among others, are to approve the selection, compensation, evaluation and replacement of, and oversee the work of, our independent registered public accounting firm, pre-approve all fees and terms of audit and non-audit engagements of such auditors, including the audit engagement letter, review Sigma’s accounting policies and its systems of internal accounting controls, and oversee company-wide risk management. We believe that the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002, the current rules of the NASDAQ Stock Market and Securities and Exchange Commission rules and regulations. The Audit Committee held nine meetings in fiscal 2015. All of our directors serving on the Audit Committee attended at least 75% of the meetings held in fiscal 2015.

Corporate Governance and Nominating Committee

The current members of the Corporate Governance and Nominating Committee are Messrs. Bonney, Dodson and Thompson. During fiscal 2015, Mr. Braham served as the chairperson of the Corporate Governance and Nominating Committee. We believe that the composition of our Corporate Governance and Nominating Committee meets the criteria for independence under, and the functioning of our Corporate Governance and Nominating Committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002, the NASDAQ Stock Market and Securities and Exchange Commission rules and regulations. The Corporate Governance and Nominating Committee is responsible for overseeing matters of corporate governance and for the development of general criteria regarding the qualifications and selection of members of the Board of Directors and recommending candidates for election to the Board of Directors. The Corporate Governance and Nominating Committee will consider recommendations of candidates for the Board of Directors submitted by shareholders of the Company. The Corporate Governance and Nominating Committee is also responsible for periodically evaluating the Company’s risk management process and system in light of the nature of the material risks the Company faces and the adequacy of the Company’s policies and procedures designed to address risk, and recommending to the Board of Directors any changes deemed appropriate by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee held five meetings in fiscal 2015. All of our directors serving on the Corporate Governance and Nominating Committee attended at least 75% of the meetings held in fiscal 2015.

Compensation Programs and Risk

The Company has conducted a risk assessment of the Company’s compensation policies and practices and concluded that the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. This risk assessment was led by our Chief Executive Officer and Chief Financial Officer with oversight of the assessment conducted by our Compensation Committee. Our Compensation Committee reported the findings of this assessment to our Board of Directors. In this regard, we note that:

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the Company does not have a long-term cash incentive bonus program in place, which could, if applicable, dictate behavior toward the achievement of certain performance metrics at the expense of long-term Company value;

•	the Company’s compensation programs, including its standard four-year vesting schedule for option awards, are weighted towards offering long-term incentives that reward sustainable performance; and
•

the amount of compensation that the Company actually pays is at a reasonable and sustainable level, as determined by a review of the Company’s economic position and prospects, as well as the compensation offered by comparable companies.

Based on this assessment, the Company concluded that it has a balanced compensation program that does not promote imprudent or excessive risk taking.

Fiscal 2015 Director Compensation

The compensation we pay our non-employee directors is reviewed by our compensation committee and ultimately approved, taking into account information from our compensation committee, by our full Board of Directors, which includes one employee director.

We have established a cash compensation program for our non-employee directors. In fiscal 2015, each non-employee director was entitled to the following cash compensation (each retainer is paid quarterly):

Annual retainer for service as Board member	$$50,000
Annual retainer for service as a chairperson of any committee of the Board	$$10,000
Annual retainer for service as chairperson of the Board	$$10,000

We do not have a policy of automatic equity incentive awards to our non-employee directors either for initial grants when first joining the Board of Directors or in connection with the re-election to the Board of Directors at an annual meeting of shareholders. However, our Board of Directors believes equity compensation is important to attract and retain non-employee directors and to better align their interest with those of our shareholders.

In connection with their initial election to the Board of Directors, Messrs. Braham and Manniche each received an initial grant of restricted stock units, or RSUs, with the following terms: (i) a number of restricted stock units equal to $225,000 divided by the price per share of our Common Stock on the date of grant, which was the respective date of appointment to the Board; (ii) the RSU will vest in equal annual installments over two years upon the earlier of the date of grant or the date of the applicable years annual meeting of shareholders; and (iii) such vesting shall fully accelerate upon a change in control of the Company.

Each non-employee director who was re-elected to the Board received RSUs with the following terms: (i) a number of restricted stock units equal to $75,000 divided by the price per share of our Common Stock on the date of grant; (ii) the RSU will vest on the earlier of the one year anniversary from the date of grant or the date of the 2015 annual meeting; and (iii) such vesting shall fully accelerate upon a change in control of the Company. We anticipate granting equity awards to our non-employee directors following our annual meeting each year in such amounts to be determined by the Board at that time.

The following chart shows the compensation paid to each non-employee director for their service in fiscal 2015:

Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Mark Bonney	70,000	75,000	145,000
Tor R. Braham	31,806	224,998	256,804
J. Michael Dodson	60,000	75,000	135,000
Martin Manniche	47,321	224,998	272,319
Pete Thompson	60,000	75,000	135,000

(1)	The amounts listed under “Fees Earned or Paid in Cash” are based on actual payments made to our non-employee directors.
(2)

Amounts listed in this column represent the aggregate grant date fair value of awards granted for the corresponding fiscal year and calculated in accordance with FASB ASC 718, rather than amounts paid to or realized by the named individual. For the underlying assumptions for this expense, please refer to the footnotes to our consolidated financial statements in our Annual Report on Form 10-K for the corresponding fiscal year. There can be no assurance that awards will vest (in which case no value will be realized by the individual) or that the value on vesting will approximate the compensation expense recognized by us.

(3)	Our non-employee directors who served during fiscal 2015 held restricted stock units as of January 31, 2015 as follows:

Director	Restricted Stock Units
Mark Bonney	25,089
Tor R. Braham	50,111
J. Michael Dodson	38,710
Martin Manniche	45,918
Pete Thompson	41,016

Director Nominations

The Corporate Governance and Nominating Committee is responsible for, among other things, determining the criteria for membership to the Board of Directors and recommending candidates for election to the Board of Directors.

The Corporate Governance and Nominating Committee regularly reviews the composition and size of the Board of Directors and makes recommendations to the Board of Directors. The Corporate Governance and Nominating Committee also oversees an annual evaluation of the performance of the Board of Directors as a whole and evaluates the performance of individual members of the Board of Directors.

In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and considers (1) the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board of Directors, (2) such factors as issues of character, judgment, expertise, business experience, length of service, independence, other commitments and the like, and (3) such other factors as the Corporate Governance and Nominating Committee may consider appropriate. Although we have no formal diversity policy for Board of Directors members, the Board of Directors and the Corporate Governance and Nominating Committee consider diversity of backgrounds and experiences and other forms of diversity when selecting nominees. While the Corporate Governance and Nominating Committee has not established specific minimum qualifications for Director candidates, the Corporate Governance and Nominating Committee believes that candidates and nominees must reflect a Board of Directors that is comprised of directors who (A) are predominantly independent, (B) are of high integrity, (C) have broad, business-related knowledge and experience at the policy-making level in business or technology, including their understanding of the digital media processing industry and the Company’s business in particular, (D) have qualifications that will increase overall Board of Directors effectiveness and (E) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members. In evaluating and identifying candidates, the Corporate Governance and Nominating Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm. After completing its review and evaluation of director candidates, the Corporate Governance and Nominating Committee selects, or recommends to the full Board of Directors for selection, the director nominees.

With regard to candidates who are properly recommended by shareholders or by other means, the Corporate Governance and Nominating Committee will review the qualifications of any such candidate, which review may, in the Corporate Governance and Nominating Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Corporate Governance and Nominating Committee deems necessary or proper.

The Corporate Governance and Nominating Committee recommended all of the nominees for election included in this Proxy Statement.

It is the policy of the Corporate Governance and Nominating Committee to consider recommendations for candidates to the Board of Directors from shareholders. A shareholder who wishes to suggest a prospective nominee for the Board of Directors should notify the Secretary of the Company or any member of the Corporate Governance and Nominating Committee in writing with any supporting material the shareholder considers appropriate. In addition, the Company’s Bylaws contain provisions that address the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at the Company’s Annual Meeting of Shareholders. In order to nominate a candidate for director, a shareholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company’s Bylaws. To be timely, the Company’s Bylaws currently in effect provide that the Company must have received the shareholder’s notice not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the meeting. Our Board of Directors has adopted an amendment to our Bylaws that will be effective immediate after the Annual Meeting that provides that in order to be timely, the Company must have received the shareholder’s notice no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the annual meeting from the prior year; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty days from the one-year anniversary of the date of the previous year’s meeting, notice by the shareholder to be timely must be so received not later than the close of business on the later of 120 days in advance of such meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that section.

Shareholder nominations must be made in accordance with the procedures outlined in, and include the information required by, the Company’s Bylaws and must be addressed to:

Secretary
Sigma Designs, Inc.
47467 Fremont Blvd.
Fremont, California 94538

You can obtain a copy of the full text of the Bylaw provision by writing to the Company’s Secretary at the above address.

Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to:

Board of Directors
Sigma Designs, Inc.
47467 Fremont Blvd.
Fremont, California 94538

You must include your name and address in the written communication and indicate whether you are a shareholder of the Company. The communication will be directed to the Company’s Chief Financial Officer, who will log the date of receipt of a communication as well as the identity of the correspondent in the Company’s shareholder communications log. Our Chief Financial Officer will review and summarize the communication for the Board of Directors in a timely manner. The summary will be in the form of a memo, which will become part of the Company’s shareholder communications log. All members of the Board of Directors have access to the shareholder communications log. Our Chief Financial Officer will then forward the original shareholder communication along with the memo to each director (or the chairman of the applicable committee, if the communication is addressed to a committee) for review. If the communication is addressed to the Board of Directors, the Chairman of the Audit Committee will, on behalf of the Board of Directors, facilitate review of and, if appropriate, direct a response to the communication. If the communication is addressed to the members of one of our committees, the lead committee member will facilitate such review and appropriate response. Communications relating to accounting, internal controls or auditing matters will be handled in accordance with the Company’s “Complaint Procedures for Accounting and Auditing Matters.” The Company will retain all shareholder communications, the shareholder communications log and all related documentation as required under applicable law.

Attendance at Annual Shareholder Meetings by the Board of Directors

The Company has a policy of encouraging, but not requiring, directors to attend the Company’s Annual Meeting of Shareholders. All of our directors who were serving at that time attended the 2014 Annual Meeting of Shareholders.

Executive Officers

The names of our executive officers, their ages as of May 1, 2015, and their positions are shown below

Name	Age	Position
Thinh Q. Tran	62	President and Chief Executive Officer
Elias N. Nader	50	Chief Financial Officer
Sal Cobar	61	Senior Vice President, Chief Marketing and Sales Officer

Our Board appoints executive officers, who then serve at the Board’s discretion.

For information regarding Mr. Tran, please refer to “Board of Directors” above.

Elias N. Nader, has served as our chief financial officer since April 2014. Mr. Nader served as our interim chief financial officer from March 2013 to April 2014 and as our corporate controller from October 2012 to March 2013. Prior to joining us, Mr. Nader served as a chief financial officer consultant with various companies in Europe and the Middle East from October 2011 to September 2012. From June 2010 to September 2011, Mr. Nader served as group chief financial officer with Imperial Jet, a VIP business aircraft company based in Europe and the Middle East. From June 2005 to June 2010, Mr. Nader served as corporate controller at Dionex Corporation, a chromotagraphy company based in Sunnyvale, California.

Sal Cobar, has served as our Senior Vice President, Chief Marketing and Sales Officer since April 2010. From April 2007 to April 2010, Mr. Cobar served as Vice President of Worldwide Sales of Silicon Image, Inc., a developer of secure cores for high definition display and distribution for the television, set-top box and consumer markets. From April 2001 to April 2007, Mr. Cobar served as Silicon Image’s Senior Director, Strategic Accounts and Americas Sales, where he was instrumental in developing and spearheading Silicon Image’s overall strategic account sales initiatives as well as leading the Americas sales team of Silicon Image. Prior to joining Silicon Image, Mr. Cobar held several strategic sales and marketing positions during his 12-year tenure at Sun Microsystems. In those positions, Mr. Cobar had management and executive responsibilities for engineering, operations and the creation and execution of new markets for network-based thin client technology. In June 1980, Mr. Cobar joined Xerox Corporation for nine years driving multiple engineering and operations initiatives.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics, or the Code, which is applicable to our directors, officers and employees. The Code of Business Ethics and Conduct is available on the Company’s website at http://www.sigmadesigns.com-“Corporate”-“Governance.” The Company will disclose any amendment to the Code or waiver of a provision of the Code applicable to an officer or director in accordance with applicable law, including the name of the officer to whom the waiver was granted, on the Company’s website at http://www.sigmadesigns.com-“Corporate”-“Governance.”

Certain Relationships and Related Transactions

It is the Company’s policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in the Company’s Code of Business Conduct and Ethics. The Company conducts a review of all related party transactions for potential conflict of interest situations on an ongoing basis. The Company’s Audit Committee must approve any waiver of the Code of Business Conduct and Ethics for Senior Executives, including related party transactions. All waivers to the Code of Business Conduct and Ethics must be approved by the Company’s Board of Directors or a committee of the Board of Directors responsible for corporate governance.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is composed of three directors, each of whom qualifies as “independent” under the current listing requirements of the NASDAQ Stock Market. The current members of the Audit Committee are Mark Bonney, Tor R. Braham and J. Michael Dodson. The Audit Committee acts pursuant to a written charter.

In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements with accounting principles generally accepted in the United States and on management’s assessment of and the effectiveness of the Company’s internal control over financial reporting. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess the Company’s internal control over financial reporting.

Within this framework, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended January 31, 2015. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board, has discussed with the independent registered public accounting firm, Armanino LLP, the independence of that firm, and has considered whether the provision of non-audit services was compatible with maintaining the independence of that firm.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2015.

Audit Committee

J. Michael Dodson

Tor R. Braham

Mark Bonney (Chairman)

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OF THE EXCHANGE ACT, EXCEPT TO THE EXTENT SIGMA SPECIFICALLY INCORPORATES BY REFERENCE INTO SUCH FILING.

PROPOSAL 2
PROPOSAL TO APPROVE THE 2015 EMPLOYEE STOCK PURCHASE PLAN

Our Board of Directors adopted the 2015 Employee Stock Purchase Plan, or ESPP, on July 10, 2015, subject to the approval of shareholders at the Annual Meeting. The 2015 ESPP is the successor to our 2010 Employee Stock Purchase Plan, which terminated upon all of its available shares. The purpose of the ESPP is to provide eligible employees with an opportunity to increase their proprietary interest in the success of our Company by purchasing common stock from the Company on favorable terms and to pay for their purchases through payroll deductions.

We believe that the ESPP is an essential tool that helps us compete for talent in the labor markets in which we operate. We also believe the ESPP is a crucial element in rewarding and encouraging current employees that promotes stock ownership by employees, which aligns their interests with those of our stockholders. There are no shares available for issuance under our 2010 Employee Stock Purchase Program. Without stockholder approval of this proposal, we will no longer be able to offer our employees an employee stock purchase program, which we believe would harm our ability to attract and retain talent.

We are reserving for issuance under the ESPP 3,500,000 shares. We currently forecast that adding 3,500,000  shares to the ESPP will provide enough shares to last until approximately 2019, which will help us achieve our near-term goal to attract, retain and motivate qualified employees.

The following summary of the principal features of the ESPP is qualified by reference to the terms of the ESPP, which is attached hereto as Annex A. The ESPP has also been filed electronically with the SEC together with this Proxy Statement and can be accessed on the SEC’s website at http://www.sec.gov.

Administration.    Our ESPP will be administered by our Compensation Committee. The Compensation Committee has the authority to construe, interpret and apply the terms of the ESPP, to determine eligibility, to establish such limitations and procedures as it determines are consistent with the ESPP as well as any ESPP procedures instituted by the Board of Directors. The Compensation Committee is also authorized to adjudicate any disputed claims under the ESPP.

Eligibility.    Each full-time and part-time employee, including our officers and employee directors and employees of participating subsidiaries, who is employed by us on the day preceding the start of any offering period will be eligible to participate in the ESPP. Our ESPP requires that an employee customarily work more than 20 hours per week and more than five months per calendar year in order to be eligible to participate in the ESPP. Our ESPP will permit an eligible employee to purchase Common Stock through payroll deductions, which may not be less than 1% nor more than 15% of the employee’s salary, with the actual limit determined by the Compensation Committee from time to time. However, no employee is eligible to participate in the ESPP if, immediately after electing to participate, the employee would own stock of the Company (including stock such employee may purchase under this plan or other outstanding options) representing 5% or more of the total combined voting power or value of all classes of our stock. In addition, no employee is permitted to accrue, under the ESPP and all similar purchase plans of the Company or its subsidiaries, a right to purchase stock of the Company having a value in excess of $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year. Employees will be able to withdraw their accumulated payroll deductions prior to the end of the offering period in accordance with the terms of the offering. Participation in our ESPP will end automatically on termination of employment with us.

Offering Periods and Purchase Price.    Our ESPP will be implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, except as noted below, the Board of Directors or, as authorized, Compensation Committee may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. During each purchase period, payroll deductions will accumulate, without interest. On the last day of the purchase period, accumulated payroll deductions will be used to purchase Common Stock for employees participating in the offering.

The purchase price will be specified pursuant to the offering, but cannot, under the terms of the ESPP, be less than 85% of the fair market value per share of our Common Stock on either the offering date or on the purchase date, whichever is less.

Reset Feature.    The Compensation Committee may specify that if the fair market value of a share of our Common Stock on any purchase date within a particular offering period is less than or equal to the fair market value on the start date of that offering period, then the offering period will automatically terminate and the employees in that offering period will automatically be transferred and enrolled in a new offering period which will begin on the next day following such purchase date.

Changes to Capital Structure.    In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate adjustments will be made to (a) the number of shares reserved under the ESPP, (b) the individual and aggregate participant share limitations described in the plan and (c) the price of shares that any participant has elected to purchase.

Corporate Reorganization.    Immediately before a corporate reorganization, the offering period and purchase period then in progress shall terminate and stock will be purchased with the accumulated payroll deductions, unless the ESPP is assumed by the surviving corporation or its parent corporation under the plan of merger or consolidation.

Amendment and Termination.    Our Board of Directors will have the right to amend, suspend or terminate the ESPP at any time. Any increase in the aggregate number of shares of stock to be issued under the ESPP is subject to stockholder approval. Any other amendment is subject to stockholder approval only to the extent required under applicable law or regulation.

Certain Federal Income Tax Consequences of Participating in the Employee Stock Purchase Plan

The following brief summary of the effect of U.S. federal income taxation upon the participants and the Company with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or non-U.S. jurisdiction in which the participants may reside.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant generally will be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) the excess of the fair market value of a share on the offering date that the right was granted over the purchase price for the right. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Plan Benefits

Purchase rights are subject to a participant’s discretion, including an employee’s decision not to participate in the ESPP, and awards under the ESPP are not determinable. Directors who are not employees are not eligible to participate in, and will not receive any benefit under, the ESPP.

Required Vote

Approval of the 2015 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of present and voting at the Annual Meeting in person or by proxy. The approval of the 2015 Employee Stock Purchase Plan is a proposal on which a broker or other nominee is generally not empowered to vote using discretion; and therefore, abstentions and broker non-votes may exist with respect to this proposal.  Accordingly, it is important for you to provide instructions to your broker or other nominee on how you wish to vote on this proposal.

The Board of Directors Recommends a Vote “FOR” Approval of the Sigma Designs, Inc. 2015 Employee Stock Purchase Plan.

PROPOSAL 3
PROPOSAL TO APPROVE THE 2015 STOCK INCENTIVE PLAN

We are asking our shareholders to approve our 2015 Stock Incentive Plan, or the 2015 Plan, at the Annual Meeting. On July 10, 2015, the Board approved the 2015 Plan, subject to shareholder approval. The 2015 Plan is the successor to and continuation of our 2001 Stock Plan, or the 2001 Plan, and the Amended and Restated 2009 Stock Incentive Plan, the 2009 Plan, or together with the 2001 Plan, the Prior Plans. All outstanding stock awards granted under the Prior Plans will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the applicable Prior Plan, but no additional awards will be granted under any of the Prior Plans if this Proposal 3 is approved.

If our shareholders approve the 2015 Plan, the total number of shares of our Common Stock reserved for issuance under the 2015 Plan will consist of 3,000,000 shares plus the number of shares subject to stock awards outstanding under the Prior Plans that terminate prior to exercise and would otherwise be returned to the share reserves under the Prior Plans up to a maximum of 5,000,000 shares.

On July 1, 2015, options to purchase approximately 3,338,802 shares and 1,337,041 restricted stock units were outstanding under the Prior Plans, and we had approximately 762,497 shares available for issuance and not subject to awards outstanding under the 2009 Plan.  Our 2009 Plan is currently our only equity compensation plans under which we may make new equity awards.   We anticipate that the total shares under the 2015 Plan will be sufficient for at least three years’ worth of equity grants under our current compensation program. We anticipate returning to shareholders for additional shares in 2018, but may elect to do so sooner if our growth plan accelerates.

Why You Should Vote for the 2015 Plan

Stock Awards Are an Important Part of Our Compensation Philosophy

The 2015 Plan is critical to our ongoing effort to build shareholder value. As discussed in the section entitled Compensation Discussion and Analysis, equity incentive awards are central to our compensation program. Our Compensation Committee and Board believe that our ability to grant stock awards to new and existing employees has helped us attract, retain, and motivate key talent. Since the potential value of stock awards increases if our share price increases, this form of compensation provides a strong incentive for employees to work to grow the business and build shareholder value, and is most attractive to employees who share the entrepreneurial spirit that has made our company a success.

The 2015 Plan will also provide us with continued flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock awards, including restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, and performance cash awards. Accordingly, the 2015 Plan will allow us to utilize a broad array of equity incentives in order to secure and retain the services of our employees, consultants and directors, and to provide incentives for such persons to exert maximum efforts for our success.

The 2015 Plan Combines Compensation and Governance Best Practices

The 2015 Plan is the successor to and continuation of the Prior Plans. We included provisions in the 2015 Plan that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

•

Continued broad-based eligibility for equity awards. We grant stock awards to substantially all of our employees. By doing so, we link employee interests with shareholder interests throughout the organization and motivate our employees to act as owners of the business.

•

Shareholder approval is required for additional shares. The 2015 Plan does not contain an annual “evergreen” provision. The 2015 Plan authorizes a fixed number of shares, so that shareholder approval is required to issue any additional shares.

•	Submission of 2015 Plan amendments to shareholders. The 2015 Plan requires shareholder approval for amendments to the 2015 Plan to the extent required by applicable laws, regulations or rules.

Description of the 2015 Stock Incentive Plan

The material features of the 2015 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2015 Plan. Shareholders are urged to read the actual text of the 2015 Plan in its entirety, which is filed with this proxy statement as Annex B and is available at http://www.sec.gov.

Background and Purpose

The terms of the 2015 Plan provide for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, other stock-related awards, and performance awards that may be settled in cash, stock, or other property.

The purpose of the 2015 Plan is to provide a means by which employees, directors, and consultants may be given an opportunity to purchase or otherwise receive our Common Stock or receive cash compensation to assist us in securing and retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success.

Shares Available for Awards

If this Proposal 3 is approved, the total number of shares of our Common Stock reserved for issuance under the 2015 Plan, or the Share Reserve, will consist of:

•	3,000,000 shares; plus
•

the additional number of shares that are subject to any stock awards outstanding under the Prior Plans that may become available for grant under the Prior Plans if they expire or terminate for any reason prior to exercise or settlement or are otherwise returned to the share reserve, up to a maximum of 5,000,000 shares.

On July 1, 2015, options to purchase approximately 3,338,802 shares and awards representing approximately 1,337,041 restricted stock units were outstanding under the Prior Plans. The weighted average exercise price of all options outstanding is approximately $11.29 per share and the weighted average remaining term of such options is approximately 4.57 years as of July 1, 2015. A total of 35,738,918 shares of our common stock were outstanding as of July 1, 2015.  Except as set forth above, as of July 1, 2015, no other shares were subject to issuance upon the conversion of convertible securities.

If a stock award expires or otherwise terminates without having been exercised in full or is settled in cash, such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of the common stock that may be issued pursuant to the 2015 Plan. Only share actually issued under the Plan reduce the number of shares available for awards. However, if any shares of common stock issued pursuant to a stock award are forfeited back to us because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares which are forfeited shall revert to and again become available for issuance under the 2015 Plan.

No participant in the 2015 Plan may be granted options, restricted shares or restricted stock units covering more than 500,000 shares of our common stock in any calendar year, and no more than two times this amount in the first year of employment.

Eligibility

Incentive stock option awards may be granted under the 2015 Plan only to our employees (including executive officers) and employees of our affiliates. Our employees (including executive officers), consultants and directors, and the employees (including executive officers) and consultants of our affiliates are eligible to receive all other types of awards under the 2015 Plan. All of our approximately 689 employees as of July 1, 2015, directors and consultants are eligible to participate in the 2015 Plan.

Administration

The 2015 Plan is administered by our Board of Directors, which may in turn delegate authority to administer the plan to a committee. Our Board of Directors intends to delegate to our Compensation Committee the administration of the 2015 Plan with respect to the participation by our executive officers in the 2015 Plan.  Subject to the terms of the 2015 Plan, our Board of Directors or Compensation Committee, as applicable, will determine recipients, the numbers and types of stock or other awards to be granted and the terms and conditions of the stock or other awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, our Board of Directors or Compensation Committee, as applicable, will also determine the exercise price of options granted under the 2015 Plan.

Stock Options

Stock options will be granted pursuant to stock option agreements. The exercise price for an option cannot be less than 100% of the fair market value of the common stock subject to the option on the date of grant. Options granted under the 2015 Plan will vest at the rate specified in the stock option agreement. A stock option agreement may provide for early exercise, prior to vesting, subject to our right to repurchase unvested shares in certain circumstances. Unvested shares of our common stock issued in connection with an early exercise may be repurchased by us.

The term of stock options granted under the 2015 Plan may not exceed ten years. Each stock option agreement will set forth any limitations on the right of the optionholder to exercise the stock option following termination of service with us or any affiliate of ours.

Acceptable forms of consideration for the purchase of our common stock issued under the 2015 Plan will be determined by our Board or Compensation Committee, as applicable, and may include cash, common stock previously owned by the optionholder, payment through a broker assisted cashless exercise or a net exercise feature, or other legal consideration approved by our Board or Compensation Committee, as applicable.

Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution, unless otherwise permitted under the terms of the applicable stock option agreement.

Limitations

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options, or ISOs, may be exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit are treated as nonstatutory stock options, or NSOs. The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs shall be the total shares reserved for issuance under the 2015 Plan. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the exercise price for such ISO is at least 110% of the fair market of the common stock on the date of grant and the ISO expires five years after the date of grant.

Stock appreciation rights.

Stock appreciation rights typically will provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the stock appreciation right. The exercise price of a stock appreciation right will be determined by our compensation committee, which shall not be less than the fair market value of our common stock on the date of grant. Our compensation committee may elect to pay stock appreciation rights in cash or in common stock or in a combination of cash and common stock.

Cash-based awards.

A cash-based award is denominated in cash. The compensation committee may grant cash-based awards in such number and upon such terms as it shall determine. Payment, if any, will be made in accordance with the terms of the award, and may be made in cash or in shares of common stock, as determined by the compensation committee.

Restricted Stock Awards

Restricted stock awards will be granted pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for the recipient’s services performed for us or an affiliate of ours. Shares of our Common Stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by our Board or Compensation Committee, as applicable. Rights to acquire shares of our Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Restricted Stock Unit Awards

Restricted stock unit awards will be granted pursuant to restricted stock unit award agreements. We will settle a restricted stock unit award by delivery of shares of our Common Stock, by cash, or by a combination of cash and stock as deemed appropriate by our Board or Compensation Committee, as applicable and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of our Common Stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by our Board or Compensation Committee, as applicable. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The 2015 Plan provides that Awards may be granted, issued, vested or retained based upon the attainment during a certain period of time of performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by our Board or Compensation Committee, as applicable.    Performance awards intended to constitute “performance-based compensation” under Section 162(m) must comply with the following requirements:

Performance goals under the 2015 Plan shall be determined by our Board or Compensation Committee, as applicable, based on or related to one or more of the following performance criteria:

•	cash flow (including operating cash flow);
•	earnings per share;
•	earnings before any combination of interest, taxes, depreciation or amortization;
•	return on equity;
•	total shareholder return;
•	share price performance;
•	return on capital;
•	return on assets or net assets;
•	revenue;
•	income or net income;
•	operating income or net operating income;
•	operating profit or net operating profit;
•	operating margin or profit margin;
•	return on operating revenue;
•	return on invested capital;
•	market segment shares;
•	costs; and
•	expenses.

Unless it otherwise specifies when granting the award (or when otherwise permitted under Section 162(m)), the compensation committee shall appropriately adjust any method of evaluating performance under a qualifying performance criterion for a performance period as follows:

•	to exclude asset write-downs;
•	to exclude litigation or claims judgments or settlements;
•	to exclude the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results;
•	to exclude accruals for reorganization and restructuring programs;
•

to exclude any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or described in managements’ discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year;

•	to exclude the dilutive and/or accretive effects of acquisitions or joint ventures;

•	to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture;
•

to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends;

•	to exclude the effects of stock based compensation; and
•	to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles.

The compensation committee shall determine the qualifying performance criteria not later than the 90th day of the performance period (but in no event after 25% of the period of service with respect to which the performance goals relate have elapsed), and while the outcome of the performance criterion is substantially uncertain. The compensation committee shall determine and certify, for each participant, the extent to which the qualifying performance criteria have been met. The compensation committee may not in any event increase the amount of compensation payable under the 2015 Plan upon the attainment of a pre-established qualifying performance goal to a participant who is a “covered employee” within the meaning of Section 162(m). Furthermore, for awards intended to comply with the “performance-based compensation” provisions of Section 162(m), the maximum aggregate number of shares subject to Awards granted to a participant in a calendar year is 500,000 shares and the maximum aggregate amount payable in any calendar year with respect to a cash-based award is $1,000,000.

Changes to Capital Structure

In the event that there is a specified type of change in our capital structure, such as a stock split or stock dividend, the class and number of shares reserved under the 2015 Plan (including share limits), the individual participant limits, and the class and number of shares and exercise price or strike price, if applicable, of all outstanding stock awards will be appropriately adjusted.

Corporate Transactions

In the event of certain corporate transactions, all outstanding stock awards under the 2015 Plan may be assumed, continued or substituted for by any surviving entity.  If the surviving entity elects not to assume, continue or substitute for such awards, the vesting or exercisability of such stock awards may be accelerated in full and then terminated, if and to the extent not exercised at or prior to the effective time of the corporate transaction, or we may terminate the stock awards upon payment of their intrinsic value in cash or cash equivalents. Additionally, the vesting of each award held by a non-employee director will be accelerated in full.

Plan Amendments

Our Board will have the authority to amend or terminate the 2015 Plan. However, in general, no amendment or termination of the plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain shareholder approval of any amendment to the 2015 Plan if required by applicable law.

Plan Termination

Unless sooner terminated by the Board, the 2015 Plan shall automatically terminate on July 9, 2025, the day before the tenth anniversary of the date the 2015 Plan was adopted by the Board.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2015 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income.

Nonstatutory Stock Options.

Generally, there is no taxation upon the grant of an NSO where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

The 2015 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionee holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Units

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount, if any, paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Section 162 Limitations

Compensation of persons who are “covered employees” is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The 2015 Plan is intended to enable the Board or Committee, as applicable, to grant awards that will be exempt from the deduction limits of Section 162(m).

New Plan Benefits 2015 Stock Incentive Plan

Our Board and Compensation Committee has not made any determination with respect to future awards under the 2015 Plan, and any allocation of such awards will be made only in accordance with the provisions of the 2015 Plan. Because awards under the Plan are subject to the discretion of the Board or Compensation Committee, as applicable, awards and benefits under the 2015 Plan for the current or any future year are not determinable. Future option exercise prices and award values under the 2015 Plan are not determinable because they will be based upon the fair market value of our Common Stock on the date of grant. No restricted stock units, restricted stock awards, performance awards or other stock or cash awards have been awarded under the 2015 Plan.

We did not grant any equity awards to executive officers in fiscal 2015. In fiscal 2015, our non-employee directors received grants of RSUs under the 2009 Plan.  These grants are described in this Proxy Statement under the heading “Fiscal 2015 Director Compensation.”

The 2015 Plan will become effective if, and when, this Proposal 3 is approved by our shareholders. The Board of Directors approved the 2015 Plan on July 10, 2015, subject to shareholder approval of the 2015 Plan.

Required Vote

Approval of the 2015 Stock Incentive Plan requires the affirmative vote of a majority of the shares of present and voting at the Annual Meeting in person or by proxy. The approval of the 2015 Plan is a proposal on which a broker or other nominee is generally not empowered to vote using discretion; and therefore, abstentions and broker non-votes may exist with respect to this proposal.  Accordingly, it is important for you to provide instructions to your broker or other nominee on how you wish to vote on this proposal.

The Board of Directors Recommends a Vote “FOR” Approval of the Sigma Designs, Inc. 2015 Stock Incentive Plan.

PROPOSAL 4
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year 2016. Representatives of Armanino LLP are expected to be present at the Company’s Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Ratification of Appointment of Armanino LLP

Ratification will require the affirmative vote of a majority of the shares present and entitled to vote. Shareholder ratification of the selection of Armanino LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of Armanino LLP to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” ratification of Armanino LLP as the Company’s independent registered public accounting firm.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the fees billed for services rendered by Armanino LLP for each of our last two fiscal years.

	2015	2014
Audit fees (1)	$$996,340	904,922
Tax-related fees (2)	169,255	130,730
Total	$1,165,595	1,035,652

(1)

Audit fees represent fees for professional services provided in connection with their audit of the Company’s consolidated financial statements, their audit of the effectiveness of internal control over financial reporting, reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and related statutory and regulatory filings.

(2)	Tax fees represent fees for professional services related to tax returns, tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

The Company’s Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the Company’s independent registered public accounting firm. In connection with these responsibilities, the Company’s Audit Committee adopted a policy for pre-approving the services and associated fees of the Company’s independent registered public accounting firm. Under this policy, the Audit Committee must pre-approve all audit and audit related services. All of the services in fiscal 2015 and 2014 were pre-approved by the Audit Committee. The policy also mandates that no engagements of the Company’s independent registered public accounting firm for non-audit services may be entered into without the express approval of the Audit Committee.

PROPOSAL 5
ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION

This Proposal 5, which is commonly referred to as a “say-on-pay” vote, provides you with the opportunity to advise our Board and Compensation Committee regarding your approval of the compensation of our named executive officers as described in the Executive Compensation section, accompanying compensation tables and narrative disclosure set forth in this proxy statement. This vote is not intended to address any specific item of compensation or the compensation of any particular named executive officer, but rather the overall compensation of our named executive officers as well as the philosophy and objectives of our executive compensation programs.

As described in the Compensation Discussion and Analysis, we design our named executive officer compensation programs to attract and retain highly qualified talent, align the interests of our executives with shareholders and to manage resources efficiently. Our compensation takes into account competitive practices and sound compensation governance principles.

Our Board asks that you indicate your support of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections of this Proxy Statement. You are not being asked to approve the compensation paid to the members of our Board of Directors as disclosed above under “Director Compensation” or approve our policy regarding employee compensation as it related to our risk management as disclosed above under “Board of Directors – Risk Oversight.” Accordingly, we ask our shareholders to vote “For” the following resolution at the Annual Meeting:

“RESOLVED, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussions is hereby approved, on an advisory basis.”

Although the vote is non-binding, our Board of Directors and the Compensation Committee will review the voting results. To the extent there is any significant negative vote on this proposal, we would attempt to consult directly with shareholders to better understand the concerns that influenced the vote. Our Board of Directors and the Compensation Committee would consider constructive feedback obtained through this process in making future decisions about executive compensation programs.

Required Vote

This vote, which is commonly referred to as the “say-on-pay vote,” is not binding on the Company, our Compensation Committee and our Board of Directors. We value, however, the opinions of our shareholders and the Compensation Committee will take into account the result of the vote on this proposal when determining future executive compensation.

Our Board of Directors recommends a vote FOR this proposal.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section contains a discussion and analysis of how, and the reasons why, we compensate our Chief Executive Officer, Chief Financial Officer and our highest paid other executive officer, our Senior Vice President, Chief Marketing and Sales Officer, as of January 31, 2015, who we refer to collectively as our named executive officers. In this section, we discuss our executive officer compensation philosophy and objectives, the process under which our executive officer compensation is determined and the elements of our executive compensation program, including a discussion of our compensation decisions for fiscal 2015 and to date in fiscal 2016.

The Compensation Committee of our Board of Directors, which we refer to as the Committee in this section, administers the compensation program for our named executive officers. The Compensation Committee may not delegate its authority in these matters to other persons.

Our Executive Compensation Philosophy and Objectives

We are engaged in a dynamic and competitive industry. Our success depends upon our talented employees, and the leadership provided by our named executive officers is a key factor in our success. The Committee has designed our executive compensation program to achieve the following objectives:

•

Manage resources efficiently. Employee compensation is a significant expense for us. We strive to manage our compensation programs to balance our need to reward and retain executives with preserving shareholder value.

•	Align the interests of our executives with shareholders. We believe our programs should reward our executive officers for contributions to increase our shareholder value.
•

Attract and retain highly qualified talent. We compete for talented executives with leading technology companies worldwide along with both technology start-ups and established businesses. Our compensation programs allow us to attract and retain dynamic, experienced people who are motivated by the challenges and opportunities of growing our business.

Our compensation program is designed to reward the contributions of our executive officers to our overall corporate performance. In fiscal 2014 and 2015, the Committee was focused on our corporate-wide objective of operating profitably.As a result, our executive officer compensation remained relatively flat and, in some cases, declined. In late fiscal 2015, the Committee began a comprehensive evaluation of our executive compensation program to evaluate its market competiveness and to recognize the progress we had made in our business.

Components of Compensation

In an effort to meet these objectives, our executive compensation program consists of the following components:

•

Base salary. The Committee believes that base salary should provide executives with a predictable income sufficient to attract and retain strong talent in a competitive marketplace. We generally set executive base salaries at levels that we believe enable us to hire and retain individuals in a competitive environment, while taking into account our corporate objective of reducing operating expenses and operating profitably.

•

Equity Awards. The Committee believes that long-term equity incentives that vest over a period of time, focus executives on increasing long-term shareholder value and are key retention devices for executives through use of multi-year vesting periods.

•

Executive Officer Bonus Plan. Historically, the Committee has awarded cash bonuses on a case-by-case basis in recognition of strong company performance or to reward significant individual contributions. In March 2015, the Committee adopted a cash bonus plan for executive officers and awards under such plan will be earned based on the achievement of certain company performance criteria.

•	Discretionary Cash Bonus Awards. The Committee has retained the discretion to determine individual cash bonus awards after the completion of a fiscal year.
•	General Benefits. We provide generally competitive benefits packages, such as medical, life and disability insurance, to our executives on the same terms as our other employees.

The Committee views these components of executive compensation as related, but does not believe that compensation should be derived entirely from one component. The Committee has not adopted a formal or informal policy for allocating compensation between long-term and current compensation or between cash and non-cash compensation.

Our Process of Establishing Executive Compensation

Our executive compensation program is administered by the Committee. In fiscal 2015, the Committee’s process for establishing executive compensation was significantly influenced by our overall corporate objectives of reducing our operating expenses and returning our financial performance to profitability as it had also been the focus in fiscal 2014.

In September 2014, the Committee retained an independent compensation consultant, Radford, to assist with the compensation-determination process for all executive officers, including our Chief Executive Officer, and to conduct a comparative study of our executive compensation. The retention of an independent compensation consultant was in furtherance of the Committee’s objective to conduct a comprehensive review of our execution compensation philosophy and program. Prior to engaging Radford, the Committee had not engaged a compensation consultant since 2012 consistent with the corporate objective of reducing operating expenses to achieve profitability. In September 2014, the Committee developed the list of peer companies based on companies meeting one or more of the following criteria: (i) industry group, a company that competes within the semiconductor and related devices industry; (ii) annual revenue; and (iii) market cap size. The Committee took into account feedback provided by the management team in assessing which companies compete with us in the semiconductor and related devices industry. Based on the Committee’s approved criteria, the following companies were selected to form our peer group:

Alpha and Omega Semiconductor	Applied Micro Circuits	Audience
DSP Group	Entropic Communication	Inphi
Integrated Silicon Solution	Intermolecular	IXYS
Lattice Semiconductor	MaxLinear	NeoPhotonics
Peregrine Semiconductor	Pericom Semiconductor	Power Integrations
PLX Technology	Silicon Image	Vitesse Semiconductor
ViXS Systems

In October 2014, Radford advised the Committee that our cash and equity compensation for all of our executives was at or below the 25th percentile of our peer group. The Committee began working with Radford to develop a program that would transition our company to market competitive levels for talent within a reasonable timeframe.

As part of its review process, the Committee also reviews the individual performance of each executive and the leadership demonstrated by the executive during the prior period. Although there are no qualitative or quantitative measures established prior to an evaluation of an individual’s performance, the Committee reviews the contributions made by an officer to our overall business performance and the performance of the business department for which the officer is primarily responsible. The type of contributions can vary depending on the officer and the business department.

In March 2015, the Committee completed a comprehensive review of our executive officer compensation policies and programs. This review consisted, among other things, of a review of our executive officer compensation philosophy, pay practices, the implementation of an executive incentive compensation plan, a review of market comparable data and the use of an independent compensation consultant. The Committee also used the information compiled by Radford about our peer companies’ compensation in fiscal 2015.The Committee did not set a specific benchmark to reach relative to our peer group but sought to set individual pay levels between the 25th and 50th percentile with adjustment for individual experience, the scope of the position and performance. Finally, the Committee also took into account the results of the shareholder advisory vote on our executive compensation from the 2014 annual meeting of shareholders, where the shareholders voted in favor of our executive compensation.

As a result of this review, the Committee increased the base salaries of each named executive officer, approved a bonus plan for fiscal 2016 and also amended the change in control and severance arrangements for our named executive officers each discussed further below. As a result of the changes described below for fiscal 2016, the Committee determined that executive compensation would be set at approximately its targeted objective.

Our Compensation Program Decisions

Base Salary

In early fiscal 2015, our board of directors continued to explore additional cost reduction measures to better align our operating expense levels with our revenue. As a result, the Committee determined to maintain the base salary of both our Chief Executive Officer and Senior Vice President, Chief Marketing and Sales Officer. In April 2014, however, we promoted our chief financial officer from Interim Chief Financial Officer to Chief Financial Officer. In connection with this change, we increased the base salary of our Chief Financial Officer from $250,000 to $275,000.

In March 2015, after completing a comprehensive review of executive officer compensation policies and programs as discussed above, the Committee approved the following changes to our executive officers’ annual base salaries:

•	For our President and Chief Executive Officer, annual base salary was changed from $364,500 to $375,400, a three percent increase;
•	For our Chief Financial Officer, annual base salary was changed from $275,000 to $283,300, a three percent increase; and
•

For our Senior Vice President, Chief Marketing and Sales Officer, annual base salary was changed from $187,200 to $279,200, a 49% increase. This change in annual base salary was a result of the Committee’s decision to shift a significant amount of variable compensation previously based on sales commissions into base salary and to shift the Senior Vice President, Chief Marketing and Sales Officer’s sales commission incentive structure to an executive cash incentive bonus program (discussed in more detail below). As a result of these changes, the aggregate increase in total cash compensation is expected to be less than three percent compared to the prior fiscal year.

Equity Awards

Our equity-based incentive program for the entire company, including executive officers, primarily consists of stock option grants and our employee stock purchase program. We did not grant any equity awards to executive officers in fiscal 2015 while we continued to focus on achieving profitability while evaluating our compensation program generally. In March 2015, the Committee approved a restricted stock unit award of 25,000 shares to our President and Chief Executive Officer; a restricted stock unit award of 22,000 shares to our Chief Financial Officer; and a restricted stock unit award of 22,000 shares to our Senior Vice President, Chief Marketing and Sales Officer. All of the restricted stock unit awards vest over a two-year period, with one-half of the total number of shares vesting on the one-year anniversary from the date of grant, and the remaining shares vesting in equal quarterly installments thereafter. The Committee considered the proposed equity awards were at the 25th percentile of our peer group in both competitive market value and percentage of the company. The Committee granted these equity awards in recognition of our corporate performance in fiscal 2015, the individual contributions made by each of our executive officers and to bring the equity incentives of our executive officers more in line with our peer group practices. The Committee applied a two-year vesting schedule to these awards in order to incent our executive officers to increase shareholder value over a longer period of time and as a retention device.

Executive Officer Bonus Plan

In fiscal 2015, the Committee did not adopt a cash incentive plan as the Committee was focused on aligning its operating expense levels with revenue. In March 2015, the Committee approved a Fiscal 2016 Executive Officer Bonus Plan (the “Bonus Plan”), in which each of our executive officers is eligible to participate. The material terms of the Bonus Plan are as follows:

•

Annual bonuses are earned and paid based on achievement against annual goals. The specific annual goals are based on achieving or exceeding certain operation income targets, as well as individual performance metrics specific to the executives role within the Company. These targets are designed to implement a pay-for-performance culture at the Company.

•	Executive officers will be eligible to earn cash bonuses upon the attainment of both financial and operational performance objectives.
•	Payouts under the Bonus Plan will be based on the level of attainment of the specified objectives.
•	For our Chief Executive Officer, the total target cash bonus amount is 75% of base salary, or $281,550.
•	For our Chief Financial Officer, the total target bonus amount is 45% of base salary, or $127,485.
•	For the Company’s Senior Vice President, Chief Marketing and Sales Officer, the total target bonus amount is 45%, or $125,640.

Discretionary Cash Bonus Awards

The Committee, from time to time, may award discretionary cash bonuses to our executive officers. In April 2015, the Committee approved a cash bonus award of $50,000 to the Company’s President and Chief Executive Officer and a cash bonus award of $25,000 to the Company’s Chief Financial Officer. The Committee determined that our Senior Vice President, Chief Marketing and Sales Officer was compensated for his performance in fiscal 2015 through his sales commission plan; and therefore, did not award a discretionary cash bonus to him.

Sales Commission Plan

In fiscal 2015, our Senior Vice President, Chief Marketing and Sales Officer was compensated under a sales commission plan in addition to his base salary. For fiscal 2016, our Senior Vice President, Chief Marketing and Sales Officer will be largely compensated for performance under a sales commission plan and will also be eligible to receive a bonus under his our Executive Officer Bonus Program. We believe it was in the best interest of our shareholders to incent our Senior Vice President, Chief Marketing and Sales Officer with sale performance goals as well as further align his interest with those of the Company and the other executive officers.

Change in Control Benefits

In connection with its comprehensive review of our executive officer compensation program, the Committee also reviewed the change in control and severance arrangements currently in place with executive officers and approved the following changes:

•

For our Chief Executive Officer, we will pay 12 months of base salary and benefits, the payout of the eligible bonus amount in the fiscal year in which he is terminated and 12 months of accelerated vesting on all outstanding equity awards, if terminated under specific circumstances prior to a change in control. If our Chief Executive Officer is terminated under specified circumstance within 18 months following a change in control, then our Chief Executive Office will be paid severance equal to 24 months of his base salary and benefits, the payout of the eligible bonus amount in the fiscal year in which he is terminated and accelerated vesting in full of all outstanding equity awards.

•

For our Chief Financial Officer and our Senior Vice President, Chief Marketing and Sales Officer, we will pay 6 months of base salary and benefits, the payout of fifty percent (50%) of the eligible bonus amount in the fiscal year in which he is terminated and 6 months of accelerated vesting on all outstanding equity awards, if terminated under specific circumstances prior to a change in control. If the officer is terminated under specified circumstance within 18 months following a change in control, then such officer will be paid severance equal to 12 months of his base salary and benefits, the payout of the eligible bonus amount in the fiscal year in which he is terminated and accelerated vesting in full of all outstanding equity awards.

The Committee determined that these changes were advisable to bring our change in control and severance arrangements more in line with our peer group and to serve as a stronger retention device for our executive officers.

General Benefits

In addition to the compensation opportunities we describe above, we also provide our executive officers other employee benefits such as medical insurance, life and disability insurance and our 401(k) Savings/Retirement Plan, in each case on the same basis as other employees.

Section 162(m) Treatment Regarding Performance-Based Equity Awards

Section 162(m) of the Internal Revenue Code provides that public companies cannot deduct non-performance based compensation paid to certain named executive officers in excess of $1 million per year. These officers include any employee who, as of the close of the taxable year, is the principal executive officer, and any employee whose total compensation for the taxable year is required to be reported to shareholders under the Securities Exchange Act of 1934 by reason of such employee being among the three highest compensated officers for that taxable year, other than the principal executive officer or the principal financial officer. The Committee intends to preserve the deductibility of compensation payable to our executives, although deductibility will be only one of the many factors considered in determining appropriate levels or modes of compensation.

Fiscal 2015 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)

Thinh Q. Tran	2015	363,847	50,000	__	-		2,262	(2)	416,109
President and Chief Executive Officer	2014	368,048	__	__	-		7,322	(3)	375,370
	2013	539,423	__	__	-		11,876	(4)	551,299

Elias N. Nader	2015	270,798	25,000	__	-		966	(5)	296,764
Chief Financial Officer	2014	215,865		233,750	25,000		966	(5)	475,581

Sal Cobar	2015	186,840		__	208,485	(6)	885	(7)	396,210
Senior Vice President, Chief Marketing and Sales Officer	2014	180,000	__	__	180,157	(6)	2,566	(8)	362,723
	2013	204,000	__	__	193,181	(6)	5,936	(9)	403,117

(1)

Amounts represent the grant date fair value of shares underlying restricted stock awards and stock options, calculated in accordance with ASC Topic 718, rather than amounts paid to or realized by the named individual. For the underlying assumptions used to calculate fair value, please refer to the footnotes to our consolidated financial statements in our Annual Report on Form 10-K for the corresponding fiscal year.

(2)	Represents $2,262 paid for group term life insurance.
(3)	Represents $2,772 paid for group term life insurance and $4,550 paid for employer match on health savings account.
(4)

Represents $6,560 paid as reimbursement for country club dues and related costs, $3,510 paid for 401K match and $1,806 for group term life insurance. The Company ceased reimbursement of country club dues and related costs in September 2012 and did not pay for tax planning services in fiscal 2013.

(5)	Represents $966 paid for group term life insurance.
(6)	Represents amounts paid for sales commissions.
(7)	Represents $885 paid for group term life insurance.
(8)	Represents $2,566 paid for group term life insurance.
(9)	Represents $4,130 paid for 401K match and $1,806 for group term life insurance.

Fiscal 2015 Grants of Plan-Based Awards Table

There were no plan-based awards we granted to the named executive officers during the year ended January 31, 2015.

Outstanding Equity Awards at Fiscal Year-End 2015

The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of January 31, 2015:

	Option Awards						Stock Awards (3)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Thinh Q. Tran	9,041		-		11.06	8/25/16	-		-
President and Chief Executive Officer	110,959		-		11.06	8/25/16	-		-
	100,000		-		41.58	2/11/18	-		-
	87,500				10.87	11/3/18	-		-
	87,500		-		11.09	2/6/19	-		-
	150,000		-		10.59	1/26/20	-		-
	-		-		-		14,189	(5)	90,242
	-		-		-		25,000	(6)	159,000

Elias N. Nader	7,500		7,500		4.59	5/31/2023			-
Chief Financial Officer							18,750	(7)	119,250
							4,375	(8)	27,825
Sal Cobar	76,000	(2)	4,000	(2)	11.74	4/19/20	-		-
Senior Vice President, Chief Marketing and Sales Officer							5,000	(6)	31,800

(1)	Except as otherwise noted, the options have a term of 10 years, subject to earlier termination in certain events relating to termination of employment.
(2)	Exercisable as to 20% of the shares on the first anniversary of 4/19/10, with the remaining shares vesting ratably each month thereafter over the following four years.
(3)	Stock awards listed consist only of time-based shares (also called “restricted stock award”) which will be converted into our common stock upon vesting.
(4)

The market value of stock awards was determined by multiplying the number of unvested shares by the closing price of our common stock of $6.36 on January 30, 2015, the last trading day of fiscal 2015, as reported on the NASDAQ Global Market.

(5)	This restricted stock award was granted on December 14, 2010 and vests over five years. 20% of the award vested on 12/14/2011 and 1/5th of the award vests annually thereafter.
(6)	This restricted stock award was granted on December 2, 2011 and vests over four years. 25% of the award vested on 12/02/2012 and 1/4th of the award vests annually thereafter.
(7)	This restricted stock award was granted on December 30, 2013 and vests over four years in equal annual installments.
(8)	This restricted stock award was granted on October 25, 2012 and vests over four years in equal annual installments.

Fiscal 2015 Option Exercises and Stock Vested

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vested ($)(1)
Thinh Q. Tran President and Chief Executive Officer	39,189	177,215

Elias N. Nader Chief Financial Officer and Secretary	10,625	56,994

Sal Cobar Senior Vice President, Chief Marketing and Sales Officer	5,000	21,850

(1)

The aggregate dollar value realized upon the vesting of an award represents the market price of the underlying shares on the date of vest as measured by the closing price on the NASDAQ Global Market multiplied by the number of shares vested.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee was at any time during fiscal 2015 one of our officers or employees. None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Compensation Committee Report

The following report has been submitted by the Compensation Committee of our Board of Directors:

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Amendment No. 1 to our Annual Report on Form 10-K for the fiscal year ended January 31, 2015.

The foregoing report was submitted by the Compensation Committee of the Board of Directors and shall not be deemed to be “soliciting material” or to be “filed” with the Commission or subject to Regulation 14A promulgated by the Commission or Section 18 of the Securities Exchange Act of 1934.

Respectfully submitted,

Tor Braham
J. Michael Dodson
Pete Thompson, Chair

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information concerning the beneficial ownership of our Common Stock as of May 15, 2015 by each person known by us to be the beneficial owner of five percent or more of the outstanding shares of our Common Stock. Applicable percentage ownership is based on 35,559,320 shares of our Common Stock outstanding on May 15, 2015.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percentage Beneficially Owned
5% Shareholder
Dimensional Fund Advisors LP (2)	2,448,026	6.9%

Named Executive Officers, Directors and Nominees for Director
Thinh Q. Tran (3)	1,675,725	4.7
Elias N. Nader (4)	77,878	*
Sal Cobar (5)	111,073	*
Mark Bonney	25,089	*
Tor Braham (6)	25,055	*
J. Michael Dodson	60,138	*
Martin Manniche	45,918	*
Pete Thompson	64,750	*
All directors and executive officers as a group (8 persons) (7)	2,104,626	5.8

*Represents less than 1% of our Common Stock.

(1)

The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)

Based on information contained in Amendment No. 2 to Schedule 13G which was filed by this shareholder pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, on February 5, 2015. The address of this shareholder is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. All of the securities reported here are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(3)

Includes 545,000 shares issuable upon exercise of outstanding options which are exercisable within 60 days of May 15, 2015, 1,130,725 shares of Common Stock held by Thinh Q Tran’s family trust. Mr. Tran disclaims beneficial ownership of Common Stock held by these trusts.

(4)	Includes 15,000 shares which are issuable upon the exercise of options exercisable within 60 days of May 15, 2015.
(5)	Includes 80,000 shares issuable upon the exercise of outstanding options which are exercisable within 60 days of May 15, 2015.
(6)	Consists of a right to acquire 25,055 shares upon the settlement of restricted stock units within 60 days of May 15, 2015.
(7)

Includes the right to acquire 25,055 shares upon the settlement of restricted stock units within 60 days of May 15, 2015 and 640,500 shares which are issuable upon the exercise of options exercisable within 60 days of May 15, 2015.

Equity Compensation Plan Information

The following table sets forth required information for the Company’s equity compensation plans as of January 31, 2015:

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Plan Category	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	2,889,268	$12.55	505,182(1)
Equity Compensation Plans not approved by security holders	329,118	$3.89	–
Totals	3,218,386	$11.70	505,182(1)

(1)	Does not include up to 648,106 shares of Common Stock subject to outstanding awards under our 2001 Stock Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our officers, directors and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2015.

MANNER AND COST OF PROXY SOLICITATION

The Company will pay for the entire cost of soliciting proxies pursuant to this Proxy Statement. In addition, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material. The Company will furnish copies of solicitation material to such brokerage houses and other representatives.

SHAREHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

Proposals of shareholders of the Company that are intended to be presented by a shareholder at the Company’s 2016 Annual Meeting must be received by the Secretary of the Company no later than March 12, 2016 in order that they may be included in the Company’s proxy statement and form of proxy relating to that meeting. Such shareholder must comply with the provisions of the Company’s Bylaws and the applicable rules of Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that section.

If a shareholder intends to submit a proposal at Sigma’s 2016 Annual Meeting which is not submitted in time to be eligible for inclusion in the proxy statement relating to that meeting, the shareholder must give timely written notice to the Secretary of Sigma at the principal executive officers of Sigma not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the annual meeting from the prior year; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the one year anniversary of the date of the previous year’s meeting, notice by the shareholder to be timely must be so received not later than the close of business on the later of 120 days in advance of such meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made. Such shareholder must also comply with any other applicable provisions of the Company’s Bylaws and applicable law. If such a shareholder fails to comply with the foregoing notice provisions, the proposal may not be brought before the meeting.

ANNUAL REPORT

The Company will furnish without charge, upon written request of any person who was a shareholder or beneficial owner of Common Stock at the close of business on July 1, 2015, a copy of the Company’s Annual Report on Form 10-K, as amended, including the financial statements, the financial statement schedules, and all exhibits. The written request should be sent to: Secretary, Sigma Designs, Inc., 4767 Fremont Blvd., Fremont, California 94538.

Whether you intend to be present at the Annual Meeting or not, we urge you to vote by telephone, the Internet, or by signing and mailing the enclosed proxy promptly.

By order of the Board of Directors

/s/ Thinh Q. Tran

Thinh Q. Tran
President and Chief Executive Officer

July 10, 2015

Annex A

SIGMA DESIGNS, INC.

2015 EMPLOYEE STOCK PURCHASE PLAN

Table of Contents

Page

SECTION 1	Purpose Of The Plan.	1

SECTION 2	Definitions.	1
(a)	“Board”	1
(b)	“Code”	1
(c)	“Committee”	1
(d)	“Company”	1
(e)	“Compensation”	1
(f)	“Corporate Reorganization”	1
(g)	“Eligible Employee”	1
(h)	“Exchange Act”	2
(i)	“Fair Market Value”	2
(j)	“Offering”	2
(k)	“Offering Date”	2
(l)	“Offering Period”	2
(m)	“Participant”	2
(n)	“Participating Company”	2
(o)	“Plan”	2
(p)	“Plan Account”	2
(q)	“Purchase Date”	2
(r)	“Purchase Period”	2
(s)	“Purchase Price”	3
(t)	“Stock”	3
(u)	“Subsidiary”	3

SECTION 3	Administration Of The Plan.	3
(a)	Committee Composition	3
(b)	Committee Responsibilities	3

SECTION 4	Enrollment And Participation.	4
(a)	Offering Periods	4
(b)	Enrollment	4
(c)	Duration of Participation	4

SECTION 5	Employee Contributions.	4
(a)	Frequency of Payroll Deductions	4
(b)	Amount of Payroll Deductions	5
(c)	Changing Withholding Rate	5
(d)	Discontinuing Payroll Deductions	5

SECTION 6	Withdrawal From The Plan.	5
(a)	Withdrawal	5
(b)	Re-enrollment After Withdrawal	5

SECTION 7	Change In Employment Status.	5
(a)	Termination of Employment	5

Sigma Designs, Inc. 2015 Employee Stock Purchase Plan

(b)	Leave of Absence	6
(c)	Death	6

SECTION 8	Plan Accounts And Purchase Of Shares.	6
(a)	Plan Accounts	6
(b)	Purchase Price	6
(c)	Number of Shares Purchased	6
(d)	Available Shares Insufficient	6
(e)	Issuance of Stock.	7
(f)	Unused Cash Balances	7
(g)	Shareholder Approval	7

SECTION 9	Limitations On Stock Ownership.	7
(a)	Five Percent Limit	7
(b)	Dollar Limit	7

SECTION 10	Rights Not Transferable.	8

SECTION 11	No Rights As An Employee	8

SECTION 12	No Rights As A Shareholder.	8

SECTION 13	Securities Law Requirements.	8

SECTION 14	Stock Offered Under The Plan.	8
(a)	Authorized Shares	8
(b)	Antidilution Adjustments	9
(c)	Reorganizations	9

SECTION 15	Amendment Or Discontinuance.	9

SECTION 16	Execution.	10

Sigma Designs, Inc. 2015 Employee Stock Purchase Plan

SIGMA DESIGNS, INC.

2015 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1     Purpose Of The Plan.

The Plan was adopted by the Board on July 10, 2015, and subsequently approved by shareholders on [●], 2015 (the “Effective Date”). The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

SECTION 2     Definitions.

(a)      “Board” means the Board of Directors of the Company, as constituted from time to time.

(b)     “Code” means the Internal Revenue Code of 1986, as amended.

(c)     “Committee” means a committee designated by the Board, as described in Section 3.

(d)     “Company” means Sigma Designs, Inc., a California corporation.

(e)     “Compensation” means the base salary and wages paid in cash to a Participant by a Participating Company, without reduction for any pre-tax contributions made by the Participant under sections 401(k) or 125 of the Code. “Compensation” shall exclude variable compensation (including bonuses, incentive compensation, commissions, overtime pay and shift premiums), all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

(f)     “Corporate Reorganization” means:

(i)     The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

(ii)     The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

(g)     “Eligible Employee”means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her.

Sigma Designs, Inc. 2015 Employee Stock Purchase Plan

1

(h)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)     “Fair Market Value” means the fair market value of a share of Stock, determined by the Committee as follows:

(i)     If Stock was traded on any established national securities exchange including the New York Stock Exchange or the Nasdaq Global Market on the date in question, then the Fair Market Value shall be equal to the closing price as quoted on such exchange (or the exchange with the greatest volume of trading in the Stock) on such date; or

(ii)     If the foregoing provision is not applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

For any date that is not a Trading Day, the Fair Market Value of a share of Stock for such date shall be determined by using the closing sale price for the immediately preceding Trading Day. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or as reported directly to the Company by the stock exchange. Such determination shall be conclusive and binding on all persons.

(j)      “Offering” means the grant of options to purchase shares of Stock under the Plan to Eligible Employees.

(k)     “Offering Date” means the first day of an Offering.

(l)     “Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).

(m)     “Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(b).

(n)     “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

(o)     “Plan” means this Sigma Designs, Inc. 2015 Employee Stock Purchase Plan, as it may be amended from time to time.

(p)     “Plan Account” means the account established for each Participant pursuant to Section 8(a).

(q)     “Purchase Date” means one or more dates during an Offering on which shares of Stock may be purchased pursuant to the terms of the Offering.

(r)     “Purchase Period” means one or more successive periods during an Offering, beginning on the Offering Date or on the day after a Purchase Date, and ending on the next succeeding Purchase Date.

Sigma Designs, Inc. 2015 Employee Stock Purchase Plan

2

(s)     “Purchase Price” means the price at which Participants may purchase shares of Stock under the Plan, as determined pursuant to Section 8(b).

(t)     “Stock” means the Common Stock of the Company.

(u)     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(r)     “Trading Day” means a day on which the national stock exchange on which the Stock is traded is open for trading.

SECTION 3     Administration Of The Plan.

(a)     Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

(b)     Committee Responsibilities. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The Committee’s determinations under the Plan, unless otherwise determined by the Board, shall be final and binding on all persons. The Company shall pay all expenses incurred in the administration of the Plan. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan, including sub plans which the Committee may establish (which need not qualify under Section 423 of the Code) for the purpose of (i) facilitating participation in the Plan by non-U.S. employees in compliance with foreign laws and regulations without affecting the qualification of the remainder of the Plan under Section 423 of the Code, or (ii) qualifying the Plan for preferred tax treatment under foreign tax laws (which sub plans, at the Committee’s discretion, may provide for allocations of the authorized Shares reserved for issue under the Plan as set forth in Section 14(a)). The rules of such sub plans may take precedence over other provisions of the Plan, with the exception of Section 14(a), but unless otherwise superseded by the terms of such sub plan, the provisions of the Plan shall govern the operation of such sub plan. Alternatively and in order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant options in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of options granted under the same Offering to employees resident in the United States, subject to compliance with Section 423 of the Code. Notwithstanding anything to the contrary in the Plan, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In such event, the Board shall have all of the authority and responsibility granted to the Committee herein.

Sigma Designs, Inc. 2015 Employee Stock Purchase Plan

3

SECTION 4     Enrollment And Participation.

(a)     Offering Periods. While the Plan is in effect, the Committee may from time to time grant options to purchase shares of Stock pursuant to the Plan to Eligible Employees during a specified Offering Period. Each such Offering shall be in such form and shall contain such terms and conditions as the Committee shall determine, subject to compliance with the terms and conditions of the Plan (which may be incorporated by reference) and the requirements of Section 423 of the Code, including the requirement that all Eligible Employees have the same rights and privileges. The Committee shall specify prior to the commencement of each Offering (i) the period during which the Offering shall be effective, which may not exceed 27 months from the Offering Date and may include one or more successive Purchase Periods within the Offering, (ii) the Purchase Dates and Purchase Price for shares of Stock which may be purchased pursuant to the Offering, and (iii) if applicable, any limits on the number of shares purchasable by a Participant, or by all Participants in the aggregate, during any Offering Period or, if applicable, Purchase Period, in each case consistent with the limitations of the Plan. The Committee shall have the discretion to provide for the automatic termination of an Offering following any Purchase Date on which the Fair Market Value of a share of Stock is equal to or less than the Fair Market Value of a share of Stock on the Offering Date, and for the Participants in the terminated Offering to be automatically re-enrolled in a new Offering that commences immediately after such Purchase Date. The terms and conditions of each Offering need not be identical, and shall be deemed incorporated by reference and made a part of the Plan.

(b)     Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Company. The enrollment form shall be filed with the Company in accordance with such procedures as may be established by the Company.

(c)     Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee or withdraws from the Plan under Section 6(a). A Participant who withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee. When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 5     Employee Contributions.

(a)     Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions; provided, however, that to the extent provided in the terms and conditions of an Offering, a Participant may also make contributions through payment by cash or check prior to one or more Purchase Dates during the Offering. Payroll deductions, subject to the provisions of Subsection (b) below or as otherwise provided by the Committee, shall occur on each payday during participation in the Plan.

Sigma Designs, Inc. 2015 Employee Stock Purchase Plan

4

(b)     Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%. However, no payroll deduction will be made unless a Participant timely files the proper form with the Company after a registration statement covering the Stock is filed and effective under the Securities Act of 1933, as amended.

(c)     Changing Withholding Rate. A Participant may not increase the rate of payroll withholding during the Offering Period, but unless otherwise provided under the terms and conditions of an Offering, may decrease the rate of payroll withholding to a whole percentage of his or her Compensation that is not less than 1% in accordance with such procedures and subject to such limitations as the Company may establish for all Participants. A Participant may also increase or decrease the rate of payroll withholding effective for a new Offering Period by filing a new enrollment form with the Company at the prescribed location and time. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.

(d)     Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by withdrawing from the Plan pursuant to Section 6(a). In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).

SECTION 6     Withdrawal From The Plan.

(a)     Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location. Such withdrawal may be elected at any time before the last day of an Offering Period, except as otherwise provided in the Offering. In addition, if payment by cash or check is permitted under the terms and conditions of an Offering, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of Stock. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

(b)     Re-enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(b). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7     Change In Employment Status.

(a)     Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). A transfer from one Participating Company to another shall not be treated as a termination of employment.

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(b)     Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate three months after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c)     Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to the Participant’s estate.

SECTION 8     Plan Accounts And Purchase Of Shares.

(a)     Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

(b)     Purchase Price. The Purchase Price for each share of Stock purchased during an Offering Period shall not be less than the lesser of:

(i)     85% of the Fair Market Value of such share on the Purchase Date; or

(ii)     85% of the Fair Market Value of such share on the Offering Date.

(c)     Number of Shares Purchased. As of each Purchase Date, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than such number of shares of Stock as may be determined by the Committee with respect to the Offering Period, or Purchase Period, if applicable, nor more than the amounts of Stock set forth in Sections 9(b) and 14(a). For each Offering Period and, if applicable, Purchase Period, the Committee shall have the authority to establish additional limits on the number of shares purchasable by all Participants in the aggregate.

(d)     Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 14(a), or which may be purchased pursuant to any additional aggregate limits imposed by the Committee, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

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(e)     Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the applicable Purchase Date, except that the Committee may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Committee. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

(f)     Unused Cash Balances. An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period or refunded to the Participant in cash, without interest, if his or her participation is not continued. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) or (d) above, Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest.

(g)     Shareholder Approval. The Plan shall be submitted to the shareholders of the Company for their approval within twelve (12) months after the date the Plan is adopted by the Board. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s shareholders have approved the adoption of the Plan.

SECTION 9     Limitations On Stock Ownership.

(a)     Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

(i)     Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

(ii)     Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii)     Each Participant shall be deemed to have the right to purchase up to the maximum number of shares of Stock that may be purchased by a Participant under this Plan under the individual limit specified pursuant to Section 8(c) with respect to each Offering Period.

(b)     Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall accrue the right to purchase Stock at a rate which exceeds $25,000 of Fair Market Value of such Stock per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company), determined in accordance with the provisions of section 423(b)(8) of the Code and applicable Treasury Regulations promulgated thereunder.

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For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 10     Rights Not Transferable.

The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11     No Rights As An Employee

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12     No Rights As A Shareholder.

A Participant shall have no rights as a shareholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date.

SECTION 13     Securities Law Requirements.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 14     Stock Offered Under The Plan.

(a)     Authorized Shares. The maximum aggregate number of shares of Stock available for purchase under the Plan is 3,500,000 shares. The aggregate number of shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to Section 14.

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(b)     Antidilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the individual and aggregate Participant share limitations described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee in the event of any change in the number of issued shares of Stock (or issuance of shares other than Common Stock) by reason of any forward or reverse share split, subdivision or consolidation, or share dividend or bonus issue, recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination, exchange of shares of Stock, the issuance of warrants or other rights to purchase shares of Stock or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, shares of Stock, other securities or other property).

(c)     Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 15     Amendment Or Discontinuance.

The Board (or any committee thereof to which it delegates such authority) shall have the right to amend, suspend or terminate the Plan at any time and without notice. Upon any such amendment, suspension or termination of the Plan during an Offering Period, the Board (or any committee thereof to which it delegates such authority) may in its discretion determine that the applicable Offering shall immediately terminate and that all amounts in the Participant Accounts shall be carried forward into a payroll deduction account for each Participant under a successor plan, if any, or promptly refunded to each Participant. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the shareholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the shareholders of the Company to the extent required by an applicable law or regulation. This Plan shall continue until the earlier to occur of (a) termination of this Plan pursuant to this Section 15 or (b) issuance of all of the shares of Stock reserved for issuance under this Plan.

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SECTION 16     Execution.

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

SIGMA DESIGNS, INC.

By:    ______________________________

Title: ______________________________

Date: ______________________________

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Annex B

SIGMA DESIGNS, INC.

2015 STOCK INCENTIVE PLAN

(Adopted by the Board of Directors on July 10, 2015)

(Approved by the Shareholders on __________ __, 2015)

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Table of Contents

Page

SECTION 1.	ESTABLISHMENT AND PURPOSE.	5

SECTION 2.	DEFINITIONS.	5

(a)	“Affiliate”	5

(b)	“Award”	5

(c)	“Award Agreement”	5

(d)	“Board of Directors” or “Board”	5

(e)	“Cash-Based Award”	5

(f)	“Change in Control”	5

(g)	“Code”	7

(h)	“Committee”	7

(i)	“Company”	7

(j)	“Consultant”	7

(k)	“Employee”	7

(l)	“Exchange Act”	7

(m)	“Exercise Price”	7

(n)	“Fair Market Value”	7

(o)	“ISO”	8

(p)	“Nonstatutory Option”	8

(q)	“Option”	8

(r)	“Outside Director”	8

(s)	“Parent”	8

(t)	“Participant”	8

(u)	“Performance Based Award”	8

(v)	“Plan”	8

(w)	“Purchase Price”	8

(x)	“Restricted Share”	8

(y)	“SAR”	8

(z)	“Service”	9

(aa)	“Share”	9

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(bb)	“Stock”	9

(cc)	“Stock Unit”	9

(dd)	“Subsidiary”	9

(ee)	“Total and Permanent Disability”	9

SECTION 3.	ADMINISTRATION.	9

(a)	Committee Composition	9

(b)	Committee for Non-Officer Grants	9

(c)	Committee Procedures	10

(d)	Committee Responsibilities	10

SECTION 4.	ELIGIBILITY.	11

(a)	General Rule	11

(b)	Ten-Percent Shareholders	11

(c)	Attribution Rules	11

(d)	Outstanding Stock	11

SECTION 5.	STOCK SUBJECT TO PLAN.	12

(a)	Basic Limitation	12

(b)	Section 162(m) Award Limitation	12

(c)	Additional Shares	12

(d)	Substitution and Assumption of Awards	12

SECTION 6.	RESTRICTED SHARES.	13

(a)	Restricted Share Award Agreement	13

(b)	Payment for Awards	13

(c)	Vesting	13

(d)	Voting and Dividend Rights	13

(e)	Restrictions on Transfer of Shares	13

SECTION 7.	TERMS AND CONDITIONS OF OPTIONS.	13

(a)	Stock Option Award Agreement	13

(b)	Number of Shares	14

(c)	Exercise Price	14

(d)	Withholding Taxes	14

(e)	Exercisability and Term	14

(f)	Exercise of Options	14

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(g)	Effect of Change in Control	14

(h)	No Rights as a Shareholder	15

(i)	Modification, Extension and Renewal of Options	15

(j)	Restrictions on Transfer of Shares	15

(k)	Buyout Provisions	15

SECTION 8.	PAYMENT FOR SHARES.	15

(a)	General Rule	15

(b)	Surrender of Stock	15

(c)	Services Rendered	16

(d)	Cashless Exercise	16

(e)	Exercise/Pledge	16

(f)	Net Exercise	16

(g)	Promissory Note	16

(h)	Other Forms of Payment	16

(i)	Limitations under Applicable Law	16

SECTION 9.	STOCK APPRECIATION RIGHTS.	16

(a)	SAR Award Agreement	16

(b)	Number of Shares	17

(c)	Exercise Price	17

(d)	Exercisability and Term	17

(e)	Effect of Change in Control	17

(f)	Exercise of SARs	17

(g)	Modification or Assumption of SARs	17

(h)	Buyout Provisions	18

SECTION 10.	STOCK UNITS.	18

(a)	Stock Unit Award Agreement	18

(b)	Payment for Awards	18

(c)	Vesting Conditions	18

(d)	Voting and Dividend Rights	18

(e)	Form and Time of Settlement of Stock Units	18

(f)	Death of Participant	19

(g)	Creditors’ Rights	19

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SECTION 11.	CASH-BASED AWARDS	19

SECTION 12.	ADJUSTMENT OF SHARES.	19

(a)	Adjustments	19

(b)	Dissolution or Liquidation	20

(c)	Reorganizations	20

(d)	Reservation of Rights	21

SECTION 13.	DEFERRAL OF AWARDS.	21

(a)	Committee Powers	21

(b)	General Rules	21

SECTION 14.	AWARDS UNDER OTHER PLANS	21

SECTION 15.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES.	22

(a)	Effective Date	22

(b)	Elections to Receive NSOs, SARs, Restricted Shares or Stock Units	22

(c)	Number and Terms of NSOs, SARs, Restricted Shares or Stock Units	22

SECTION 16.	LEGAL AND REGULATORY REQUIREMENTS.	22

SECTION 17.	TAXES.	22

(a)	Withholding Taxes	22

(b)	Share Withholding	22

(c)	Section 409A	23

SECTION 18.	TRANSFERABILITY.	23

SECTION 19.	PERFORMANCE BASED AWARDS	23

SECTION 20.	NO EMPLOYMENT RIGHTS.	25

SECTION 21.	DURATION AND AMENDMENTS.	25

(a)	Term of the Plan	25

(b)	Right to Amend the Plan	25

(c)	Effect of Termination	25

SECTION 22.	EXECUTION.	26

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SIGMA DESIGNS, INC.

2015 STOCK INCENTIVE PLAN

SECTION 1.  ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on July 10, 2015, subject to and effective upon approval by the Company’s shareholders on __________ __, 2015 (the “Effective Date”). The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options), stock appreciation rights or cash-based awards.

SECTION 2.  DEFINITIONS.

(a)	“Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(b)	“Award” shall mean any award of an Option, a SAR, a Restricted Share, a Stock Unit or a Cash-Based Award under the Plan.

(c)	“Award Agreement” shall mean the agreement between the Company and the recipient of an Award which contains the terms, conditions and restrictions pertaining to such Award.

(d)	“Board of Directors” or “Board” shall mean the Board of Directors of the Company, as constituted from time to time.

(e)	“Cash-Based Award” shall mean an Award that entitles the Participant to receive a cash-denominated payment.

(f)	“Change in Control” shall mean the occurrence of any of the following events:

(i)	A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)	Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B)

Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”);

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provided, however, that for this purpose, the “original directors” and “continuing directors” shall not include any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(ii)

Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii)

The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the Company (or its successor) and (B) any direct or indirect parent corporation of the Company (or its successor); or

(iv)	The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (f)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (f)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Stock.

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Any other provision of this Section 2(f) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the offering of securities or debt of the Company to the public.

(g)     “Code” shall mean the Internal Revenue Code of 1986, as amended.

(h)     “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof. Within the limitations of the Plan, any references to the Committee shall also include the Board and such committee or committees appointed pursuant to Section 3(b).

(i)     “Company” shall mean Sigma Designs, Inc., a California corporation.

(j)     “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

(k)     “Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(l)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)     “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(n)     “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)

If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the OTC Link Quote system;

(ii)	If the Stock was traded on The NASDAQ Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The NASDAQ Stock Market LLC.

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2015 Stock Incentive Plan

(iii)

If the Stock was traded on a United States stock exchange other than The NASDAQ Stock Market on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv)	If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(o)     “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(p)     “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(q)      “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(r)     “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(s)     “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t)     “Participant” shall mean a person who holds an Award.

(u)     “Performance Based Award” shall mean any Restricted Share Award, Stock Unit Award or Cash-Based Award granted to a Participant that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(v)      “Plan” shall mean this 2015 Stock Incentive Plan of Sigma Designs, Inc., as amended from time to time.

(w)     “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(x)     “Restricted Share” shall mean a Share awarded under the Plan.

(y)     “SAR” shall mean a stock appreciation right granted under the Plan.

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2015 Stock Incentive Plan

(z)     “Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

(aa)     “Share” shall mean one share of Stock, as adjusted in accordance with Section 12 (if applicable).

(bb)     “Stock” shall mean the Common Stock of the Company.

(cc)     “Stock Unit” shall mean a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Stock Unit Award Agreement.

(dd)     “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(ee)     “Total and Permanent Disability” shall mean any permanent and total disability as defined by Section 22(e)(3) of the Code.

SECTION 3.  ADMINISTRATION.

(a)

Committee Composition. The Plan shall be administered by a Committee appointed by the Board, or by the Board acting as the Committee. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b)

Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of two or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such Awards. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so grant.

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2015 Stock Incentive Plan

(c)

Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

(d)	Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)	To interpret the Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)	To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(v)	To determine when Awards are to be granted under the Plan;

(vi)	To select the Participants to whom Awards are to be granted;

(vii)	To determine the type of Award and number of Shares or amount of cash to be made subject to each Award;

(viii)

To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix)	To amend any outstanding Award Agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)	To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

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2015 Stock Incentive Plan

(xi)	To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)	To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)	To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement;

(xiv)	To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)	To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan.

SECTION 4.  ELIGIBILITY.

(a)

General Rule. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Awards. Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.

(b)

Ten-Percent Shareholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(c)

Attribution Rules. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

(d)

Outstanding Stock. For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

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2015 Stock Incentive Plan

SECTION 5.  STOCK SUBJECT TO PLAN.

(a)

Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed the lesser of 8,000,000 Shares or the sum of (x) 3,000,000 Shares, plus (y) the sum of the number of Shares subject to outstanding awards under the Company’s Amended and Restated 2009 Stock Incentive Plan and 2001 Stock Plan (the “Predecessor Plans”) on the Effective Date that are subsequently forfeited or terminated for any reason before being exercised or settled, or otherwise returned to the share reserve under the Predecessor Plans, plus the number of Shares subject to vesting restrictions under the Predecessor Plans on the Effective Date that are subsequently forfeited. Notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed 8,000,000 Shares. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)

Section 162(m) Award Limitation. Notwithstanding any contrary provisions of the Plan, and subject to the provisions of Section 12, with respect to any Option or SAR intended to qualify as “performance-based compensation” under Section 162(m) of the Code, no Participant eligible for an Award may receive Options or SARs under the Plan in any calendar year that relate to an aggregate of more than 500,000 Shares, and no more than two times this amount in the first year of employment. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Participant, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Participant. For this purpose, the repricing of an Option or SAR shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(c)

Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any reason before being exercised or settled, then any Shares subject to the Award shall again become available for Awards under the Plan. Only the number of Shares (if any) actually issued in settlement of Awards intended to be settled in Shares (and not forfeited) shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. Shares withheld to satisfy the grant or exercise price or withholding obligation pursuant to any Award shall again become available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(c), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Shares that are forfeited and do not become vested.

(d)

Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution or replacement of stock options, stock appreciation rights, stock units or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted or replaced Awards shall be as the Committee, in its discretion, determines is appropriate. Any such substitute or assumed Awards shall not count against the Share limitation set forth in Section 5(a).

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2015 Stock Incentive Plan

SECTION 6.  RESTRICTED SHARES.

(a)

Restricted Share Award Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award Agreement between the Participant and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Award Agreements entered into under the Plan need not be identical.

(b)

Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c)

Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award Agreement. A Restricted Share Award Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d)

Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Restricted Share Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e)

Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.

(a)

Stock Option Award Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Award Agreement between the Participant and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Award Agreement. The Stock Option Award Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Award Agreements entered into under the Plan need not be identical.

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2015 Stock Incentive Plan

(b)	Number of Shares. Each Stock Option Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12.

(c)

Exercise Price. Each Stock Option Award Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d)

Withholding Taxes. As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)

Exercisability and Term. Each Stock Option Award Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Award Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(b)). A Stock Option Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f)

Exercise of Options. Each Stock Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Participant’s estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g)

Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

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2015 Stock Incentive Plan

(h)

No Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 12.

(i)

Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares, without shareholder approval. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, materially impair his or her rights or obligations under such Option. In addition, notwithstanding any other provision of the Plan, and except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), in no event shall the Committee reduce the Exercise Price of an outstanding Option, or cancel any outstanding Option having a per Share Exercise Price greater than the Fair Market Value of a Share in exchange for cash, another Award or an Option with an Exercise Price that is less than the Exercise Price of the original Option, without shareholder approval.

(j)

Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k)

Buyout Provisions. Subject to the applicability of the shareholder approval requirement of Section 7(i), the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize a Participant to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8.  PAYMENT FOR SHARES.

(a)

General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(h) below.

(b)

Surrender of Stock. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Participant or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

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2015 Stock Incentive Plan

(c)

Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Participant and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d)

Cashless Exercise. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e)

Exercise/Pledge. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f)     Net Exercise. To the extent that a Stock Option Award Agreement so provides, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Optionee in cash other form of payment permitted under the Stock Option Agreement.

(g)

Promissory Note. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

(h)

Other Forms of Payment. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(i)

Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Award Agreement or Restricted Share Award Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.  STOCK APPRECIATION RIGHTS.

(a)

SAR Award Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Award Agreements entered into under the Plan need not be identical.

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2015 Stock Incentive Plan

(b)	Number of Shares. Each SAR Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12.

(c)

Exercise Price. Each SAR Award Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.

(d)

Exercisability and Term. Each SAR Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Award Agreement shall also specify the term of the SAR. A SAR Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)

Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f)

Exercise of SARs. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g)

Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of a different Award for the same or a different number of Shares, without shareholder approval. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR. In addition, notwithstanding any other provision of the Plan, and except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), in no event shall the Committee reduce the Exercise Price of an outstanding SAR, or cancel any outstanding SAR having a per Share Exercise Price greater than the Fair Market Value of a Share in exchange for cash, another Award or a SAR with an Exercise Price that is less than the Exercise Price of the original SAR, without shareholder approval.

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2015 Stock Incentive Plan

(h)

Buyout Provisions. Subject to the applicability of the shareholder approval requirement of Section 9(g), the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize a Participant to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 10.  STOCK UNITS.

(a)

Stock Unit Award Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Award Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Award Agreements entered into under the Plan need not be identical.

(b)	Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c)

Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Award Agreement. A Stock Unit Award Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d)

Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e)

Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Award Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Award Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A of the Code. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

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2015 Stock Incentive Plan

(f)

Death of Participant. Any Stock Unit Award that becomes payable after the Participant’s death shall be distributed to the Participant’s beneficiary or beneficiaries. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Stock Units Award that becomes payable after the Participant’s death shall be distributed to the Participant’s estate.

(g)

Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Award Agreement.

SECTION 11.  CASH-BASED AWARDS

The Committee may, in its sole discretion, grant Cash-Based Awards to any Participant in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant and specify in an applicable Award Agreement. The Committee shall determine the maximum duration of the Cash-Based Award, the amount of cash which may be payable pursuant to the Cash-Based Award, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Committee shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Committee. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Committee determines.

SECTION 12.  ADJUSTMENT OF SHARES.

(a)

Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

(i)	The number of Shares available for future Awards under Section 5;

(ii)	The limitations set forth in Sections 5(a) and (b) and Section 19;

(iii)	The number of Shares covered by each outstanding Award; and

(iv)	The Exercise Price under each outstanding Option and SAR.

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2015 Stock Incentive Plan

(b)	Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c)

Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A of the Code, such agreement shall provide for:

(i)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)	The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)	Immediate vesting, exercisability and settlement of outstanding Awards followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction; or

(v)

Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment); in each case without the Participant’s consent. Any acceleration of payment of an amount that is subject to section 409A of the Code will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A.

The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

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2015 Stock Incentive Plan

(d)

Reservation of Rights. Except as provided in this Section 12, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. In the event of any change affecting the Shares or the Exercise Price of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the occurrence of such event.

SECTION 13.  DEFERRAL OF AWARDS.

(a)	Committee Powers. Subject to compliance with Section 409A of the Code, the Committee (in its sole discretion) may permit or require a Participant to:

(i)

Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(ii)	Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(iii)

Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b)

General Rules. A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

SECTION 14.  AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

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2015 Stock Incentive Plan

SECTION 15.  PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a)	Effective Date. No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.

(b)

Elections to Receive NSOs, SARs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, SARs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Alternatively, the Board may mandate payment in any of such alternative forms. Such NSOs, SARs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form.

(c)

Number and Terms of NSOs, SARs, Restricted Shares or Stock Units. The number of NSOs, SARs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, SARs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 16.  LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 17.  TAXES.

(a)

Withholding Taxes. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)

Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the minimum legally required tax withholding.

Sigma Designs, Inc.

2015 Stock Incentive Plan

(c)

Section 409A. Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A of the Code shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 18.  TRANSFERABILITY.

Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 18 shall be void and unenforceable against the Company.

SECTION 19.  PERFORMANCE BASED AWARDS.

The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals. Such Awards, however, do not need to be granted as Performance Based Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, and, to the extent that such Awards are not Performance Based Awards, such Awards may be based on performance criteria not included in this Section 19. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals; provided, however, that in the case of any Performance Based Award, the following conditions shall apply:

(i)

The amount potentially available under a Performance Based Award shall be subject to the attainment of pre-established, objective performance goals relating to a specified period of service based on one or more of the following performance criteria: (a) cash flow (including operating cash flow), (b) earnings per share, (c) earnings before any combination of interest, taxes, depreciation or amortization, (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, or (r) expenses (“Qualifying Performance Criteria”), any of which may be measured either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award;

Sigma Designs, Inc.

2015 Stock Incentive Plan

(ii)

Unless specified otherwise by the Committee at the time the performance goals are established or otherwise within the time prescribed by Section 162(m) of the Code, the Committee shall appropriately adjust the method of evaluating performance under a Qualifying Performance Criteria for a performance period as follows: (i) to exclude asset write-downs, (ii) to exclude litigation or claim judgments or settlements, (iii) to exclude the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) to exclude accruals for reorganization and restructuring programs, (v) to exclude any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or described in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (vi) to exclude the dilutive effects of acquisitions or joint ventures, (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture, (viii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends, (ix) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; and (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles, in each case in compliance with Section 162(m);

(iii)

The Committee shall establish the applicable performance goals in writing and an objective method for determining the Award earned by a Participant if the goals are attained, while the outcome is substantially uncertain and not later than the 90th day of the performance period (but in no event after 25% of the period of service with respect to which the performance goals relate has elapsed), and shall determine and certify in writing, for each Participant, the extent to which the performance goals have been met prior to payment or vesting of the Award;

Sigma Designs, Inc.

2015 Stock Incentive Plan

(iv)

The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of the pre-established performance goals to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code; and

(v)

The maximum aggregate number of Shares that may be subject to Performance Based Awards granted to a Participant in any calendar year is 500,000 Shares (subject to adjustment under Section 12), and no more than two times this amount in the first year of employment, and the maximum aggregate amount of cash that may be payable to a Participant under Performance Based Awards granted to a Participant in any calendar year that are Cash-Based Awards is $1,000,000.

SECTION 20.  NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 21.  DURATION AND AMENDMENTS.

(a)

Term of the Plan. The Plan, as set forth herein, shall come into existence on the date of its adoption by the Board of Directors; provided, however, that no Award may be granted hereunder prior to the Effective Date. The Board of Directors may suspend or terminate the Plan at any time. No ISOs may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board of Directors, or (ii) the date the Plan is approved by the shareholders of the Company. Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (x) the date the Plan is adopted by the Board of Directors, or (y) the date the Plan is approved by the shareholders of the Company, except that Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Awards terminate or are exercised.

(b)

Right to Amend the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules.

(c)	Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

Sigma Designs, Inc.

2015 Stock Incentive Plan

SECTION 22.  EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

SIGMA DESIGNS, INC.

By

Name

Title

Sigma Designs, Inc.

2015 Stock Incentive Plan

SIGMA DESIGNS, INC.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern Time, the day prior to the annual meeting day.

Vote by Internet

- Go to **www.investorvote.com/SIGM**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5.

1. Election of Directors: Nominees: 01 - Tor Braham 02 - J. Michael Dodson 03 - Martin Manniche 04 - Pete Thompson 05 - Thinh Q. Tran

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees** ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

Proposal	For	Against	Abstain
2. Proposal to approve the 2015 Employee Stock Purchase Plan.	☐	☐	☐
3. Proposal to approve the 2015 Stock Incentive Plan.	☐	☐	☐
4. Ratification of the appointment of Armanino LLP as independent registered public accounting firm of Sigma Designs, Inc. for fiscal year 2016.	☐	☐	☐
5. Proposal to approve the advisory (non-binding) resolution relating to executive compensation.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1UPX 2444891

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

024M9E

Important notice regarding the availability of proxy materials for the stockholder meeting to be held August 20, 2015:
The Proxy Statement and Form 10K are available at: www.edocumentview.com/SIGM

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SIGMA DESIGNS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Sigma Designs, Inc., or Sigma, hereby appoints Thinh Q. Tran and Elias Nader and each of them, with power of substitution to each, true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all the shares of common stock of Sigma held of record by the undersigned on July 1, 2015, at the Annual Meeting of Shareholders of Sigma to be held on Thursday, August 20, 2015 at 2:00 p.m., local time, at Sigma's principal executive offices at 47467 Fremont Blvd., Fremont, CA 94538, and any adjournments or postponements thereof.

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted "FOR" all of the director nominees listed on the reverse side, "FOR" Proposals 2, 3, 4 and 5, and as said proxies deem advisable on such other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 10, 2015, and Sigma Designs, Inc. Annual Report to Shareholders.

Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may vote in person if you desire.

(Continued and to be marked, dated and signed, on the other side)